Exhibit 10.1

               ! "# $$ $ %"& '   ()*)+#                                   !"#$%&' (  (   $ )  *     *               ( * *   *  *              *          $   ,   + ,  -   *         ,          ,   $ + ,  -     *          .   ,  . + / * *  *  (  (         ,  $   0*    ,  .  1                 - * $  + *         $  + *               *           (           (   $ +                               *      $ -  ,   + 0* -   (   0* -  (         0*  $  *   0* -   *   * 2           0* $    *(       ,  -  (                        (    *      ,  $ +       0*      .   0* . +  * *  *  (  (         0* $   0*    ,  .  1                 - * $  + *         $  + *               *           (           (   $ +                               *      $      -     -  +     (       *           (           ,     0*    ( *            ,     0* $   *   *(            ,     0* .  +  * *  *  (  (            ,     0* $  3  *    ,     0*            $       ,    0* (  *    ( *           (         ( * ( *   (        0* -  ,  -  ( (  (           ( *   ,  -                0* -               $    -   -  4   *        *               *             * *         *  $ 5          *  *     * *    *  -  $   *                  ,    0*              $ 6* *  *        *     7*    * *     $ +          7*    *    $          ( *      $  *   0* ( *   *          * ( *      *        *   *       $ 0 ,    0*  *                *        7*           *'    $ ** *      *        * (    *  *        $    7*       *     *       *   * $ 6* *              *(         *         *   $  .!" /"& 0.!  1" "0 "/ 22 )345$(6 " )345$)+' 0.! ' "/   ! "  /" "0 178 )$ 7  .7/!!$ "9 7! 7 ": ."&&"0 7 0"   !7; 70 7 /!! 08"7!$ *< = <    %    %         %  >            $ 0*  ,   8    1 0*  ,   8    1 +  194 8$ : 9  4 0  / 0 194 8$ : 1 ,    0 2+ (    >  ()*)+  ( % )#             ( % )# 5 . /.   5 *  8 )  ;/ 4  "%" < = ,( ,* !!( 1( > "? !% $$ Sotheby's International Realty - Santa Ynez, 2900 Nojoqui Avenue Los Olivos CA 93441 (805) 688-4200 4710 Flying Paster Patricia Murphy Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

> 22 )345$(6 ? )345$)+ )345$(@      % # )345$(6$ + *       !"#$"  !"#$%@  !"#$ @( * (         . 7# A+ B       *     #     #?       (  *                *    &     %!%&!  5%  1 @   0*   5   (  *         *      *   $                  -                  $ )             *   (    *          (       (  *  7*    *                   *$ # A0* B            (  *       *      *          *   (                 *( (     (   '           $ A0* B *            $ .# A     B           (   %  2       (    *  *'         %#@!   ?( &    (     "#C$&( @   (  ?       (     "##$ #$ # A1*  B      (      *         (            *        $ # A8   B                      (         *;               * ( *                    7*      **         $ /# A,  -  B                        $ 8# A8  B   *                          *    -  $ # A3   B   *            *    *     *     $ # A3   * B        *   *   *  * -                  *       $ A# A9   B        *  %     "D%   (  *  %  2     (  **         *   *( &      ( @   ( ?  *   *    (  D  **      %C!!"   =   ,   (         %C!!C   =   ,   (         *    **   *    %!%&%$D   0*   5   $ :# A9    B                       * (   (    *          (  *         * $ !# A, 2     B  A 2       B      . % 9        *   *( *          - *$  + *         (  *(   *   $ & +    **          *       **   %!%&%$D   0*   5   $ &# A, (B A (B  A B                       *   *                 * (                     #C?(                - *$ 0# A,  B              *              (          *(           *                       $ A,  B *               $ "# A0* -  B            *        $ 1# A0* 2        B           *         * -      * -      *;   *           *     %!%&%   0*   5          *            7* **       $ )345$(+$ 7# +    *      !"#$%D            . %    -  (  (    *                $   * -      *   *          *   * 2           *   * -    * $      *       * -  (  * -        *    *         *            *   * $ #       *      !"#$%D                *            !"#$%?$ )345$(B$   *        *   *             **   !"#$%@(       ( (             *$ )345$(@ 9  *  5%   +1 $ )345$(47# +    (  * -       *                       * -  (    *         *      $           *               *         (  * (   * -          *      *      (    $ # +    (    -                -                -  (    *         *     $           *               *              -           *        $ .#    7*  *          . ,  - 0  / 13 <3 3E584 4$ ,+E584 3<86 8  <*  FFFFFFFFFFFFFF         .    G    *     $  *   ,  - +  13 <3 3E584 4$ ,+E584 3<86 8  <*  FFFFFFFFFFFFFF     .  ,  - + $          0* -  ,  - + $  *   0* - 0  / 13 <3 3E584 4$ ,+E584 3<86 8  <*  FFFFFFFFFFFFFF         .  * G    *     $  *   0* - +  13 <3 3E584 4$ ,+E584 3<86 8  <*  FFFFFFFFFFFFFF     .  0* - + $          0* -  ,  - + $  *   #  *     7*            *  7*   !"#$%@$ +  - *   *                                $ )345$(C 9   **  +02% C# )345$(5                        *           *                 * $ +                    (                   *      (       *              *  $ )345$)3 <             (        -  (                    7*     !"#$%@   !"#$%"   $ )345$)( 7# + *    ( *          (    *           $ # + *    ( *        * (              * $ .# A  B         -  ( (  (           ( *                     *                $ #             *      *                  $ )345$)) <     *     -        * -  $       *                 (    (   (      *  $ )345$)6 7# +                                      '                     $ # +      *                     *'    ( *        (    7* (            -    (                    *         *          * $ + * ( (  (     *                 *      *    * (  (  *   $ )345$)+ <      *      *  *  *               ( * (                 ( * (          *                   * *   *  * $ 5*  1* . 94+8 4, + 4 0H,<4,, ,49I4,( 88$            >  ()*)+  ) % )#             ) % )# 5 *  8 )  ;/ 4  "%" < = ,( ,* !!( 1( > "? !% $$  4710 Flying Paster Windfall Investors, LLC ("Seller") and Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

%       D   E   <    $$ $ % D '   @*)@# Effective Date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aso Robles San Luis Obispo 93446 035-361-002, 035-361-003, 035-381-002 and 035-381-011 00899496 Patricia Murphy 00766586 Sotheby's International Realty - Santa Ynez, 2900 Nojoqui Avenue Los Olivos CA 93441 (805) 688-4200 4710 Flying Paster Patricia Murphy $XJXVt   a Purchase Agreement between Windfall Investors, LLC, by Limoneira Company, its Manager 6eller  and 6ee attacKeG /eJaO DeVcUiStiRQ E[KiEit $ 6RtKeE\ V ,QteUQatiRQaO 5eaOt\ 6EE 5,DE5 ; ;  6EE 5,DE5 6EE 5,DE5 ; 6EE 5,DE5 ; 6EE 5,DE5 ** 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 ** 6ee addresseV list aboYe Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Paul Rusnak and/or approved assignees 15,000,000.00 $1,800,000.00 13,200,000.00 15,000,000.00 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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lying Paster $XJXVt   ;  6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 ; ; 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 Effective Date 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

5  +  . 1 .  & 0.! 70 G.! (# # & 0.! ? !! & 1./ 0 77871 5- 7 0.! 70  /"!!";08' / ..: 70 G089 ,  (   (  M   G 9   G ) 9   G )  G 1  G 1  G E  G "07! & 0.!9 $ I    G , *   7* G , *   M (              7* G ,    G ) *       *   7* G $ $ + 2*  M  G 0 ( *   *  G 4       G 5  M*G $ $ )# G.! &9 G G G J !!".7"0 "/ " 77 F & .1"0 <" 7  0    (     7* *  3  + "07! & J(# %!+( %%+ <* =; J 1* 9 ( *    0*  ,   0 4  3  5 . J)# 3 )  1* 9  0*  ,   0 5 . J6# + 9  0 9  0*  ,   0 0*  ,   0 J+# %!0% , ( 3  (       0*  ,   0 JB# %!+ %!0 R   9 7* 5  , 01."0' 1" 0*  ,   0 J@# %!0 R   9 7* 5  , ..". *&7! 7."0 0*  ,   0 J4# %#0 4 / 0*  ,   0 4        4 = . JC# %& 3 -  *  0*  ,   0  $      4 =  . J5# 0* - 8    *  0*  H  3  + ( 0*   *   *  * 0* -   $ J(3# *   (   0*  ,   0 J((#    (   0*  ,   0 J()# %%E =3+     *  ,   J(6# =3+    0*  J(+# =3+     0*  ,   0 H  3  + ( ,        =3+  2 *   0*        2  $ +         ;       $ J(B# 5     ,  (     ( 0*  0 J(@# %%3 , ( ) ( 5  (  M 5  0*   ,*   , , ( ) ( 5  (  5  0*      +   +  * $+$9$ / ,)52 $  J(4#      0*  ,   0 J(C# %! =      0* $   * ( *    . 0*  ,   0  ,    0   ( ,  -     L $ * . 0*          D9  >  @*)@  6% (4# 0* -  M ,  -  M %       D   E   <       6% (4# 5 *  8 )  ;/ 4  "%" < = ,( ,* !!( 1( > "? !% $$  X 4710 Flying Paster $XJXVt   ; ; ; ; ; ; ; 6EE 5,DE5 8OtUa EVcURZ a GiviViRQ Rf )iGeOit\ 1atiRQaO 7itOe )iGeOit\ 1atiRQaO 7itOe ; 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 ; ; 6EE 5,DE5 ; ; 1$ 1$ 1$ 6EE 5,DE5 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 X X X X X X X X X X X X X X X X NA NA NA NA NA NA NA NA Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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lying Paster $XJXVt   ; 5iGeU 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

5  +  . 1 . 4$       9 $  9  0*      *            177871 6 6# (  *  3  + ( *   $+$9$ / 35+. #  * 0*      *             0* (  #   5      *(  6 7   +  0*    ,        * 0*      *$ 3*    $ !! 7!! .!" " - / "..1  070 " 1"0 " 70 !!' 70 77. $$ $ %"&   0 7 ."0 "// / 0" 17 "/ -, "//$ -$    %       9 H  3  + . #  5      A?B   594,4<         +  G #  5 ( *  ( (    * (      *          +  G # 4      177871 5( ,                        *  *    (  (        G   #         *          3 4           0* (       $                0* (         $ 0* (    1    ,             6 7(     *           8  +(     +  (         ,  $ $ -  "08! 7  " ."0. 0 87"0 "/  0 "1 0 " " &0  10 ."0"0$ !! 70 80 &7 0"  7;7 "/ 7!! /. 7//.08  "1 " " /7." 7 - ."0 &1"70$ "1 &1" &0 &7 0"  ! 7.."08 " ."' 0 ."&1!70. ; .0 7;' " 7  7 7!!  1&  70*" /07!L$ $   D      %   %  <9  ,               3 4 **  177871 6D)#   3  + .  5      # *    *        *     '*           G  # *   7*          5                0*   ,         ( *     (           *  *         5 $ 0*      *  0* -    *    ,  - *  0* - $ $ <  9 +  3 4. # ,     0*         *    G  # ,    1    0*       *  $ +             $ %$  9 ,   (   3 4 *  3  +     ,       (  (  (    M        (  (  *  ( (  *  (      2    *   *  (     (     *    177871 6  177871 5$   5     *           ( ,         *     *    +   (  (   $ 0*     7*       =  - + A=3+B       =3+  $ C$      D > %    9 $  #9%  +   ( 0! "; 1./ 0 177871 6(# " 70 77.  ?- /"&(   * 0*       $   ( 0*               $ /   0" 71177! " 070.# ."0080. "  71177! " 070.# ."0080. 7 0 ;7  " &" ' 0 /7! "/  "1 " 7117 7  1.7 1. " 7 !0 ."0"008  !"70 "0 "7008 070.# " 0" 0! - " G.  .70.!!7"0 8 170 "  !"70 ."0080. / -  "; 7!/ /"  1./ !"70 70 -  7! " 7/ !0, 0"0?71177! " 0"0? 070.# ."0"0 /" .!"08  !"70$  0*         *   5      (       7*      $ 0* -    *   5 ( *   * (    0* - *  $ /*  0*    *  '*      *   *     $ & 0* - *     (         7 0" ."0080.   +  ( *  3  + $ @        (                  $ ?      9  K<   K     177871 6(#(       <3      +  $  0*          (     *  *  *  5 ( ,       0* -          $ -$  9%  +   ( 0! "; 1./ 0 177871 6)# " 70 77.  ?- /"&(   *       5                 *    177871 6)#( *  7*         5 $ +       *    7*    *'  5 $ =  (          *             5   $           *     $ /     *    ( 0*   1           ,  ( *  7*   ,  $       9  K<   K     177871 6)#(   0*    *        177871 6(#     +                   *  0* -    *       *        177871 6)#$  0*   *            ( ,       0* -          $ & %      9 + +        7*   * ( '  (   *         ( * ( *   (    .  ( (   *   *  (   (   (    * ( *   (  (  (   (     (             (  *  (  *(    (      *(   *  * *       -   *    *          H ,   *; *     ( *   (  (     ( * ( *   ( =IM+1, *(   (       (    (   $ 0   *                *       (      *                              0* *  9  4 +   .MM $ $$MM   #%D ?? 2#!!!  *        $  >  @*)@  B % (4# 0* -  M ,  -  M %       D   E   <       B % (4# 5 *  8 )  ;/ 4  "%" < = ,( ,* !!( 1( > "? !% $$  4710 Flying $XJXVt   Effective Date 6EE 5,DE5 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

5  +  . 1 . $ >    %   9  +   (     177871 66#(   * 0* -       (        (  5 $ , 177871 ()$ $   9  +   (     177871 6+#(   * 0* -              *   *   +  $ $ > < %     D 9  +   (     177871 6B#(   * 0* -       ,  - *   7*  177871 (+$ %$  9%  +   (     177871 6@#(   * 0* -          177871 (6   0* -      *  5  9                        5  9 (   0*      *  *   $ 0*          *  *          ( * ( *   (  *          5  9       $  0*   B 7             5  9 (  ( *              5  9        *     *  5  9 $ $   D D*   >  D     % - #9  +   (     177871 64#(   * 0* -           1*   7*     @? ?  *  177871 ((D A 1* B $ $ -  > < %        D    % - #9 0* -           *    (           (      5  *'     (  **  177871 5-@#( (     177871 6C#(      +  $ + *        7*     *  ,  $ ,  (    1    <  0*   5 (     +    0* (       177871 6C#(  *    *                       ,  2        $ $ D > <> %     < %% 9 - 7!! 7  0" "!87"0 " &"  7 ."07.7! .."0080. 0! !! 7 1"  7!!  ".&0' 1"' .!"' 70 0/"&7"0 17008 " 7 ."0080.$  0*         *       7*   ,  ( 0*    7*  *       $ / - &"  " ;7  70 ."0080. ;" 70 77 07008 "/  "1, ."0"0 " -, 7! " 1.7' -  7.08 7870  7 . "/ 80$ E$ D > %      9% %" 70 ."0080. 1./ 0 177871 6' C' " !;' - 7!!' ;0  711!.7! 1" 1./' &"   ."0080. " .70.!  8&0$  /          ,   1* ( 5  9 (   *M5 1    1* ( 0*  (       177871 6  B 7   1    ,   1*    1* (    *  (             +  $ &  0*               ( ,  (     0*   <  0*   5  $+$9$ / <05 (         +  $ =$  % -  ,   9  +    0* -      <3   *         0*  *   ,  0* - 5  $+$9$ / 35          +    177871 65#$ 5$  D      H   % D  9 $    -     9     *  *   E* 8 ,  E8, (  (    (  *   <3 *   *   *    *        177871 6   3  + $ +   *                    $ +      * ,   $ -$  D      9% + 4>, <R *         5 G  4>, <R  (  ( ( *    * (   (    (     (     ( *2                            177871 6 (      ( ( * (      *   ( *(  ( *                        (    (     (    (   M  ( M 7*  * ( *   (    7*  *  ; M*    (    (   (   (    (     M  ( ( 2*  (    *   *(     (   * (  * *   *        *  177871 6' / .0! G08 7 & "/ ..170.$ "9  ,         *         *   *      ,  (       5   + (       (    *      *  177871 6)#  *  ,     *   $ & , * ,  *    (   (  (   * *     *  5 ( *  *   (    (     (     7*  *;  * * $     177871 6(  *    *    (       $ @ = +* , = / *  *         *  * ( *   (   (        * (    (              *( * (  (  (    AB  $ + , =     *           (     *(  *    $ 0*      * 177871 6(#     *              * $ ,       *  *                * $ ? <21  1  .     177871 6(      *       *    (     2    * (  (   *   *  * $ 0*                       7*        *   0*      *     3 4$ ,    2        *              0* $ 0*           *   *      * $  >  @*)@  @ % (4# 0* -  M ,  -  M %       D   E   <       @ % (4# 5 *  8 )  ;/ 4  "%" < = ,( ,* !!( 1( > "? !% $$  4710 Flying Paster $XJXVt   6EE 5,DE5 6EE 5,DE5 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

5  +  . 1 . D        D   D9 ,  (       177871 6(#'  #   0*            177871 6  5-    *       (     ,  (   *'           (    *'         *  (   1    0*       *    ( ( ( $    *  $ " ,           *   *  ( *  3  + ( #    ,                * (           **  177871 5-@#(  #    * ,         * $ ,                0* -              , = / *       *   +  ( * ( *   ( *    *  $ $  D H   % D  9 H  3  + (      *   . # +      177871 6)#K # *       *     I(           *          5 (                        5 G # **       *   5   7*    * $ 0! "; 1./ 0 177871 6(#' 7.: 77. " ;7!!' /!"" " .!08 /" 70 . ."&1"00' /0 " & ;!!  &"  70 "! " " 7&78 7!!  17'  0" 170$ (3$    %  9 $   '  '     % 9 77871 6J(#' )#' 6#' 70 B#           (  (  (   (      G  " 0" &0 ;"  " 17 /" 70 ;": ."&&0 " 0/ 0 70 . ".&0$ 8&0 /" 17&0 "/  ;": "!  1./ !; 0 177871 6J' " 6 ' " 0 7 177 78&0 . 7 $$ $ %"& ' ' D "  #$ +         1         177871 6(#$ -$ > D  J  D    > D   9 %   J         D > D 9 +  7*            *                 177871 6+#     5    177871 6J+#$  0*         ( 0* (  *  4 = (   *                  $ 5   3 4( ,    1    0*              8( *  ,     $  ,               * ,  -       (  0*  *         7*       ( ,        0* - $    %  J  D 9 + 5    (           *   7*           3 4    7*      *   8     5    177871 6JB# 70 6J@#   *  (           5 ( *  3  + $ 1            $+$9$ / /=1,$  0*          *  ( 0* (  #               #     4 = (  *    *     0* -   *     7*  4 =           $ 0 0*     (       177871 6(#( *  5  3  +       (      7*   2 *  22       **   +           5 $ &    % 9      177871 (3-(#                7*          ( ,                $  0*  *         7*       ( ,         $ @ % D   >  J  D 9 0*   ,              *      ,               7*     7*     $ +                   7*       $ $  D < 9% 0*             $ 0*        (    0* (     *   ,    177871 6J(C#$ 0*             ( *  *   (     +     5M,$ 0*                    *  0*     $  / - ;7   1.7 "/ 7 "& ;770 1!70 0 177871 6J(C#' - &7 !! 1.7 7 "& ;770 1!70' 7 -, G10' 1" " !" / .";$ (($            ?-   M    #      9 $ ' '         D    9% ,   (       177871 6(#( 1    0* . *   ( *   *      7*   %%! $  7$  %%!& $  7$     A,* 1* B $ ,* 1*  * ( *    (  9  4   1* ,   $+$9$ / 1, ( <* =; 1* ,   K<=1K (   *           * (       M    (   ( * 7*       E 29 * /  +  %#C     0 +  %#%?  (  ,    *   (   * *      $+$9$ / ,5T  4,1 (  (   5           ;     (  (  ( * (      7*   %%! $D  %%! $%#     $+$9$ / /=1, $   9  4   1* ,    7*       *    ,             3  1* /       ,   (  ,          7*   ,  ,  -    ,     ,  - + (  (     ,  ,  - + -   ,   ( (   (  +  I*   1* $+$9$ / +I1 $ ,  I              1,   ,     *  (   (      $ <          0* - + (  (     #  *          *           5    (  ,  I   1,(   +I1(       *     5      *        *     #        *   7*      0* - + $  >  @*)@  4% (4# 0* -  M ,  -  M %       D   E   <       4% (4# 5 *  8 )  ;/ 4  "%" < = ,( ,* !!( 1( > "? !% $$  4710 Flying Paster $XJXVt   6EE 5,DE5 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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lying Paster $XJXVt   %uyer hereby waives the termination rights provided in this 6ection  * to the fullest e[tent permitted by applicable law and hereby acNnowledges receipt of all disclosures reTuired by 6ection  tKe Effective Date 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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aV D,6&/26ED S<3)< E+ 49+8/+ ,+<114/4 ,  5 ( * (* ( *    ( 0*   *  * $+$9$/+9 (     *  7* 8$ ()$ -  , >    %     D  %%    9 $ 0*  (       177871 66#(   (  0* -   *  3  + (   *  (  (  ( *     *   A0*   B $ -$ 0*    * ( *    . %        *    5         5 ( * . + +      $ 0 +      2       2  ; $  +           $ +                   ,** 5   G      *    ** G     ** G  <3 *          *     * *              G  <3 *   G  (   5    *    *        * (     *          * 2*       (   <3 *   G   *    A5   9 B                        ,  %                ,  $ 1 +                  $             5 (              $ 0*      * (    (                - * (  * (   * $ , ( 0* -   +  $+$9$ / 0+   $ $ )* ,  -     ( 0*        *    . #   * 0*   (         7*     5   9 (    *      * *    G  #        *   ;        ( *   7*  8$ $ ,      5     0*   $ ,             $ ,      ( (           0* -    *         0* $ 0*  ( #       177871 66#(   0*                 5 (             +  (  #       177871 66#  6 7           (      (  ,     (       *     0* (    *      +  $  1          *  (             /=+  I+ (  0*   1    ,       . #     0* -   G  #     +  $ $ - 0&0 70 !! 1"."0 /" 0 1"0  "19 0*  9 #   5        G #       0*   G  #     ,        * ( (  (    $ 0*   (  0*    7*    0* -    (    (  -       * (       ,       '*        * *  0*         5   0* -      3 4$ ,              ,        A<  <29 B $+$9$ / <<9  0*         5   0* -  $ 0* -  *     *      +  $  >  @*)@  5% (4# 0* -  M ,  -  M %       D   E   <       5% (4# 5 *  8 )  ;/ 4  "%" < = ,( ,* !!( 1( > "? !% $$  4710 Flying Paster $XJXVt   6EE 5,DE5 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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lying Paster $XJXVt   6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

5  +  . 1 . $ -      9 &  "0 0 ;08 70 80  -# % -      K      9 (        +  ( ,      1    0*               +  (   0* (    1    ,    <  ,    5  $+$9$ / <,5 (     +  $  *  ( ,    *;   *  0* - (      *  0*             4 =  **   +     0* -  $  -      K      -  9 (      ( ,     1         177871 6(#  ,        ,   *  *   +        ( 0* (    1    ,    <  ,    5 (     +  $ & -      K -     9 0*      +          0*    *  177871 C(  3  + (                 $ $    -      % D9  <  0*   5   <  ,    5  . #   G #  ,    0*   ,  G       5    ) 7   1    *        (    *      $ + <  0*   5   <  ,    5     1       ) 7    , * 5  1           +           177871 (+(      4    1   *      177871 (+ (       , * 5  1    ,* ( ,*      $   <  0*   5   <  ,    5     1               (         $ =  (      *  (            *     1              +         $ ,    0*     7*  1      <  0*   5   <  ,    5        $ %$ %%  % D > %    9 % D > % -     9  0*           ( *  3  + ( 0*   *      . #    0*   (      9        *           G #       G  # *  (        2     9 ( *    *  ,  -     9              (       $  D > %      9  ,            ( *  3  + ( ,    *      . #         *  ( #       G  #   *       +     *  $ $  D     <9 0  0*   ,       +    *     5    **   +  ( 0*   ,   *  1       5  1    4 $+$9$ / 14 $  14 . #  ,    0*   ,  G  #     5    6 7   1     $ + 14    1       6 7    , * 5  1    3 4$   14    1                (  14       (  ,    0*     7*  1      14$ +   14     (  * 7*    *  1         5    +  $  ,       14  0*      ( ,    *;   *  0* -       *  0*             4 =  **   +     ,  -  (  0*           $ $ %%  %       9  0*   ,           **   *   *       +  (  5    ,  1   ** *            (  (   5    * (   #       4 =       5(   7*   +  G  #       $ /                      *  * $  !7 "/ /0 ;!!  &7! 80 !7 0."0 /"&  7' A.7! ."0 " 77"0 7;7$  7 &7  A. " 7 . ! 107! "/ 1 " N('333 /" /7! " 80 .70.!!7"0 0."0 / 0" 8"" /7 1 G 7 " ;. 7  0! "  1" /0  ! " 2 (3B4$6#$ "9  80 0" ."; "! 7 7!/ " 1"  70 "10"0 "0 ;  7 7 7. 0 8"" /7 " ;. 7  0! "  1" /0$ - 70 !! 7 7  " :  7 . "/ 7 7!/ 7!/"07 7! 7 7"0 8708  &7$ (B$  9 9              *  3  + $ 9       ,  -        ,    *  (         8( *      (      7*  $ 9         (  *       7*        $ 0*                    9      $ ,   . #          9      G #            9     ,       * 9 G  #                 0*         $ (@$ % > %  %   9 0*              5          177871 6E( <3 +, + 3< <R4<6 3/ =4 ,+84( *    . #  5    **  177871 4-G # 9         G  # ,      ,  -    *   +   $+$9$ / I5 $ (4$    %    H     D9 H  3  + (       5+1 H994<      0*   ,      3 4.          (   ( ,          ( =3+  *    *    3 4(  *  * *  0* (          *  0* (     E 29    ,  +   1            $ ,      =3+          *    3 4$        *  0*  ) =3H 941   *  .     E 29    ,  +   1        =3+            *    3 4$ 5       *    $ + *        4 =           . #        3 4(  0* G  #        3 4(  ,    $+$9$ / ,5  ,0,+  *   $ ,         (     *     *  *  *     3 4$ +> 088, +<1 H 8 6 088, ,,H41 +/ 49 83,4 3/ 4,93) ,=+88 04 =+<1841 194 86 04 )44< 0H649 +<1 ,48849$ 5       &!2  $  >  @*)@  (( % (4# 0* -  M ,  -  M %       D   E   <       (( % (4# 5 *  8 )  ;/ 4  "%" < = ,( ,* !!( 1( > "? !% $$  4710 Flying Paster $XJXVt   6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 6EE 5,DE5 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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lying Paster $XJXVt   Effective Date 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

5  +  . 1 .   D     9 4 =     0*            *    *      0* - 0 $ 4 =     ,             *  . #  *      ,  - 0 G  #   **  177871 6 6#    ** *    (  *   ,    0* - 0   $ 4 = -  **  177871 (5 (             4 =   * (   ( '       $ 4 = -  **  177871 (5      ( *    (         0* -   $ %$ >  9 0*   ,       4 =    7*       *   +  $ 0*   ,  ( *  7*   4 = (  6 7    *     (      (    *    4 = $ $ > %  %   9 H   ( 4 =    0* ( ,  (   +     0* -   *  **  177871 B(# 70 $+$9$ / 1+$ 3 4 =          ( 4 =        + . #  0* -              **   +  (          4 = G  #  0*   ,   * 4 =     $ $  >  % D D 9 +               +     4 =          4 =   6 7   **  *      $ )3$     %  >  > 9 +    *        (     *   A5 B (        +       0* ( ,       $ 0*   ,       +<6 5      $ )($ D    > ODP#9 +   *;      E8,           ( *  3 4(                  E8,   *          *;  *         E8,$ 0*      . #  * (  (     ( A B     *  5         *   E8,     (  (   *  ,       E8, * (         3 4G #     %!CC  7*   E8,   *                  *   E8,     *       *     (         ,    + G  # ,  ( ,  - + ( 0* - + (  E8,         *         $ ))$    %    9   8  +    0*   ,    *   +  (    0*   ,                 2  0*   ,  (      177871 63$ )6$  D * D 9 0*          0* -      +    0* - 2   *       *  $ 3  ( 0*          0* -      +   *   ,  -            $+$9$ / +3++ $ 0*  (       177871 6=( 1    ,     7*     +  $ ,     *   *  $ 5    ( 0*     ,          *          0*    $ ,  -           . # 0*                  G # 0*          ,   *       G  # 0*  1       7*   ,          177871 6=$ 0*       *      +   * ( *   (  +     * $    0* - 2   *(         2    *   $ )         7*    -  (      (           -           7*     177871 @-$ ,*      *   ( ,  (       <  0*   5 (      $ +           0*   0* -  **   +   *  3  +  ,  $ 5           4 =   ( 7     $ +   0*    *'      * (  7*  (       (      $ )+$     M    9 )     *     8  +*; ,     177871 6)  66     +       * (                        * ( *      $  8  +*; ,  #                           *   G  #  1       5  4 = (  6 7   +  (    *      *  *   .     *    3 * 5   %C%!!$? (      ( *  (     (   *(   *    *   $ )B$  %  70   9           +  (           **  +  (           * . $ O..170.P          *     *  * (  (      5   1       5   5- +*; + $ -$ O80P    0 (   (  2            *         177871 )-$ $ O8&0P    *    *              (               5 $ +             ,  1     5 $ $ O?P  . ,                 +  $ 0*         5   (      (  7*   ,            (            +  $ ,      7*         +     3  + $ $ O"L 80P      *          9  4 0  , $ %$ O$$ $ %"&P     *                      5 $ $ O!" / .";P( *  A34B(       (           (         (     1     *           2    $ $ O"1P        *  (    $  >  @*)@  (6% (4# 0* -  M ,  -  M %       D   E   <       (6% (4# 5 *  8 )  ;/ 4  "%" < = ,( ,* !!( 1( > "? !% $$  4710 Flying $XJXVt   6EE 5,DE5 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

5  +  . 1 . $ "008 7     *  3  + . %   1         *        (     %%.?# $ /  (   <  0*   5  $+$9$  <05  1    &    "       (  +    *           %    "       (    "  1 A!B  *   *       <05  *   3 4           C     1%    * $  +      *     1     $ & +      *      *    *    (    %%.?#         A, * 5  1B $ @        %%(   +  (   , * 5  1     7*   +  ( *   3 4(     ,* ( ,* (  8  = (                    ,* ( ,*   8  =  A+ 5  1B (     %%.?# $ A8  = B            *     "  "$%(    *  R     D"!!$ ? /  *   34(     9  -    *    5               4 =  *   +     (  34  *       9  -    *(    (   4 =    $ D 34    1 !  *   *  ,          (      +  $ E$ O7I  I7P        $ =  (          *  $ =$ O! P' O! P " O! P  * ( *  3  + (        *        *   0*   ,      +*; + $ 5       #     * (    (    * (        5  +*; + (       1     * $ $ 2(  (   $ + * (       * (      A  B       2     5  +*; + G  #  4     * (    (    * (                    9  4 0  , ( *  3  +  $+$9$ / 141+$ +  +  ( +               +  (  ( 1                    5 $+$9$ / 141+ $ 8  *  (   (  10  R 1    * 7*  $          *  *         *        1     *   ( 9             (  6 7   1      $+$9$ / 9/9 $  *  ( 1       * 1     *      $ /*                     (      (  *    $ $ O !."0. "1P " O !."0. 807P  (   (      *    8$ H  3  + ( 0*   ,      *  4  ,* $ 0*   ,            *    5               +   *           5$ D$ O7;P    (  ( * (   (  *( *   (        ( *(       ( '*    *     $ $ I87! ."0I    *         *$ $ I87!! "L 80I      *   *  ,        177871 6)  177871 66$ $ O ; 8P        (    5   1    $ J$ O 17P      *     (  (    (        5    *   +  $ $ I80I " O80P          4  ,*    * (    * $ )@$ J      9  5        (    2  8$ )4$  D     % %% 9       *  5           $     * 87*  1   +  1*       +       5      **      *       *$ / 7 !7 "0  0" 7!! 7 07!' 7 ."0 "//   0! 78&0  7.$ ,       *     5                  +       5    *     +  $   5                            $         0*  * 7*  *( 0*          0 -  $   +     *  (   *   ( *   (   ,     * (     *     $ 0 ,      *    (  5 ,  *         *     $ )C$ D %   K    K  9       $ + *       5      +  $         5    (    *      +         *'                      *    $      +             (              *    $ 4   3  + (  +        (  *           8   ,  $   8&0 0" 70 1" "0 0  &7  G0' 7&0' &"/' 7! " ..708' G.1 0 ;08 80  - 70 !!$ D %       % -=      H   >  @*)@  (+ % (4# 0* -  M ,  -  M %       D   E   <       (+ % (4# 5 *  8 )  ;/ 4  "%" < = ,( ,* !!( 1( > "? !% $$  4710 Flying Paster $XJXVt   $*5EE0E17 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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lying Paster $XJXVt   5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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atricia Murphy 00766586 Chris Atkinson 01067697 2900 Nojoqui Ave Los Olivos Ca 93441 patty@pattymurphy.com/chris.atkinson@sothebys.realty (626)695-2100 X 4710 Flying Paster $XJXVt   6RtKeE\ V ,QteUQatiRQaO 5eaOt\ 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446 08 / 05 / 2026 08 / 04 / 2026 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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                !                             "  "  # $$ "%   & " ' " (   !)  #' *+ ! $%%&%$' "  "( $     +  + '  , $$  -      # $$ "%   & .  ( , $$  -        "  .     $  $    ! $  $$     $  $  &     /  $ 0    / *+ $!$    1 / (  $   ! $     $   $     +  $ ! $  &               !$     +    $  $  &'  $   & $  +   +  & &     +      '      $   $  !     2    $  $       /   30  4   30  4   30  4   30  4   30  4   $   / ) $$       $       &    +   $  !&            $        & +    "    # $$ "%   &   + !&     $   $$ $ !  !  ' 1 / *+  +   $ !      +              # $$    # $$ 5     ! $ ' *+  +   $ !      +                5     ! $ ' (* &++& ,-. %-- $%/ %01+.-& /'%/ %0' '% 0% 0$* 2 /' /+%- &+/ 01+.-&+/ %+ %0' '% % 3+/%+ %+ %& / / /   "   3   "   3 # $$ "%   &  3 # $$ "%   &  3   5   6 30 ' 4  30 ' 4 3 # $$ 5   6 30 ' 4  30 ' 4 3 7 898: ($+   + 0#; * ' <  #   $ $ => <'#' (  +!    ? !   $     +  +        + !           $   + $     ? + ' %*# 6, %# 001 @03 A %0 (*61* ##(**1 6 0#;' 1 00#01*1 *# ,30 #  %0 0B @*3*A  ((<(A 6 1A @*#*1 *1 1A #0(*6*( 1#(*1'  0 0#0 C0 *# %0 0#1 D<*6*03  3@*#0 1 0 0#0 1#(*1#' *6 A< 30#*0 0B  E 3@*(0 (1#< 1 *0 60##*1'  +   &$!$   $  +  $          +  ($+   + 0#;'  !$  3!  !/ 0 0#0 <#*10## #0@*(0# ('          ;   45    6 "  "!            6 "  "!  / 6)/       F$+    ?6 0   >=> 1%  # #  8899 3$$ E >G89=  '$ $+'  00899496 Patricia Murphy 00766586 Sotheby's International Realty - Santa Ynez, 2900 Nojoqui Avenue Los Olivos CA 93441 (805) 688-4200 4710 Flying Paster Patricia Murphy ** 5010 Gate 4 Road, 5020 Gate 4 Road Paso, 4710 Flying Paster Lane, 4715 Flying Paster Lane and 9010 Creston Road Paso Robles, CA 93446           ** !       %  & $ $  $  $  ' :iQGfaOO ,QveVtRUV //& E\ /iPRQeiUa &RPSaQ\ itV 0aQaJeU :iQGfaOO ,QveVtRUV //& E\ /iPRQeiUa &RPSaQ\ itV 0aQaJeU E\ +aUROG EGZaUGV &E2 08 / 04 / 2026 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Paul Rusnak and/or approved assignees Paul Rusnak and/or approved assignees 08 / 17 / 2026 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

52486986.4 ADDENDUM REGARDING ADDITIONAL PROVISIONS THIS ADDENDUM REGARDING ADDITIONAL PROVISIONS (this “Addendum”) dated for reference purposes as of _________________ ___, 2026, is attached to and forms a part of the California Association of Realtors Purchase and Sale Agreement (the “PSA”) to which this Addendum is attached, between WINDFALL INVESTORS, LLC, a California limited liability company, as Seller, and ___________________, as Buyer, for the Property, which is more particularly described in the PSA. Capitalized terms not otherwise defined herein shall have the meanings set forth in the PSA. If there is a conflict between the PSA, the Auction House Rider attached thereto, and the terms and provisions of this Addendum, the terms and provisions of this Addendum shall control. The PSA, the Auction House Rider attached thereto, and this Addendum shall be collectively referred to as this “Agreement”. 1. 2026 Harvest. The Property is currently operated as a vineyard with farming operations managed by Seller’s affiliate Limoneira Company, a Delaware corporation (“Farm Manager”). Farm Manager is the Manager of Seller, and Seller represents, warrants, and covenants to Buyer that Seller can and shall cause Farm Manager to comply with the terms of this Agreement that are applicable to Farm Manager. Seller holds existing grape sales contracts for the 2026 harvest. The parties desire to set forth the treatment of the 2026 vineyard harvest and ongoing farm management as part of this transaction. Buyer shall elect one of the following two options regarding the 2026 harvest by checking the applicable box below. BUYER’S ELECTION (CHECK ONE): Buyer shall elect one (1) of the following options. If neither box is checked, Option A shall apply as the default. A. ☐ OPTION A — EXCLUSION OF 2026 HARVEST FROM SALE i. Exclusion of 2026 Crop. The 2026 vineyard harvest and all growing crops on the Property as of the Close of Escrow are deemed severed from the Property and excluded from the sale and shall remain the personal property of Seller. Seller (and/or Farm Manager on Seller’s behalf) shall retain all right, title, and interest in and to the 2026 crops, including all revenues derived therefrom. Seller shall have unrestricted and unimpeded access to the Property to monitor, protect, maintain, and harvest the 2026 crop; provided, however, that Seller shall not unreasonably interfere with Buyer’s use and enjoyment of the Property. Buyer shall have no right to any revenue from, and shall bear no cost associated with, the 2026 harvest. ii. Post-Closing Access and Farming. From and after Close of Escrow, Farm Manager shall have full access to the Property for purposes of ongoing vineyard maintenance, farming operations, and harvesting of the 2026 crop. Farm Manager’s access rights shall include, without limitation: (a) the right to enter the Property at all reasonable times with personnel, vehicles, and equipment necessary for vineyard operations; (b) the right to apply water, fertilizers, pesticides, and other agricultural inputs as determined necessary by Farm Manager in its professional judgment; (c) the right to perform all customary farming practices, including pruning, canopy management, pest control, and harvest operations; and (d) the right to store equipment on the Property as reasonably necessary for farming operations. Buyer shall not interfere with or obstruct Farm Manager’s farming operations or access to the Property. Said access shall terminate Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 August 15, 2026 Paul Rusnak and/or approved assignees Yes Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

2 52486986.4 no later than November 30, 2026, unless extended by mutual written agreement of the parties. Buyer shall cooperate with Farm Manager in connection with all farming operations and shall ensure that any tenants, occupants, or agents of Buyer do not interfere with Farm Manager’s rights hereunder. Seller shall indemnify, defend, and hold harmless Buyer from and against any and all claims, damages, losses, costs, and expenses (including reasonable attorneys’ fees) to the extent arising out of or resulting from any physical damage to the Property caused by the negligent acts or omissions of Seller, Farm Manager, or their respective agents, employees, or contractors in connection with farming operations or access to the Property under this Section. Seller shall cause Farm Manager to maintain, at all times during which Farm Manager has access to the Property, commercially reasonable commercial general liability insurance. iii. Grape Sales Contracts; Revenue Allocation. Seller’s existing grape sales contracts related to the 2026 harvest shall not be assigned to Buyer under this Option. Seller and/or Farm Manager shall fulfill all existing 2026 contract obligations at Seller’s sole cost and expense. Buyer shall receive no revenues from the 2026 crop. All 2026 crop revenues belong exclusively to Seller and/or Farm Manager. iv. Post-2026 Harvest Season Farming Agreement. At Buyer’s sole option, Buyer may elect, prior to Close of Escrow, to enter into a Farming Agreement (“Farming Agreement”) with Farm Manager, in the form attached hereto as Exhibit A, pursuant to which Farm Manager will provide farm manager services, initially for a 1-year term commencing after the 2026 harvest period. v. Survival. The provisions of this Section shall survive the Close of Escrow. B. ☐ OPTION B — INCLUSION OF 2026 HARVEST IN SALE i. Inclusion of 2026 Crop; Additional Purchase Price for Crop. The 2026 vineyard harvest and all growing crops on the Property as of the Close of Escrow are included in the sale. All right, title, and interest in the 2026 crop shall transfer to Buyer at Close of Escrow. Buyer shall be entitled to all revenues from the 2026 crop, subject to the provisions of this Section. In consideration for inclusion of the 2026 crop, the Purchase Price set forth in the Agreement shall be increased by Two Million Eight Hundred Thousand Dollars ($2,800,000) (the “Crop Price”). ii. Seller’s Completion of 2026 Harvest; Post-Closing Access. Seller (and/or Farm Manager on Seller’s behalf) shall be solely responsible for completing the 2026 harvest and all farming, maintenance, and harvesting activities relating to the 2026 crop, at Seller’s sole cost and expense. From and after Close of Escrow, Farm Manager shall have full access to the Property for purposes of ongoing vineyard maintenance, farming operations, and harvesting of the 2026 crop. Farm Manager’s access rights shall include, without limitation: (a) the right to enter the Property at all reasonable times with personnel, vehicles, and equipment necessary for vineyard operations; (b) the right to apply water, fertilizers, pesticides, and other agricultural inputs as determined necessary by Farm Manager in its professional judgment; (c) the right to perform all customary farming practices, including pruning, canopy management, pest control, and harvest operations; and (d) the right to store equipment on the Property as reasonably necessary for farming operations. Buyer shall not interfere with or obstruct Farm Manager’s farming operations or access to the Property. Said access shall terminate no later than November 30, 2026, unless extended by mutual Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 No Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

3 52486986.4 written agreement of the parties. Buyer shall cooperate with Farm Manager in connection with all farming operations and shall ensure that any tenants, occupants, or agents of Buyer do not interfere with Farm Manager’s rights hereunder. Seller shall indemnify, defend, and hold harmless Buyer from and against any and all claims, damages, losses, costs, and expenses (including reasonable attorneys’ fees) to the extent arising out of or resulting from any physical damage to the Property caused by the negligent acts or omissions of Seller, Farm Manager, or their respective agents, employees, or contractors in connection with farming operations or access to the Property under this Section. Seller shall cause Farm Manager to maintain, at all times during which Farm Manager has access to the Property, commercially reasonable commercial general liability insurance. iii. Grape Sales Contracts; Remittance of Revenue. Seller shall retain and perform all existing grape sales contracts relating to the 2026 harvest, and shall collect all revenues thereunder. Seller shall remit to Buyer, within fifteen (15) days following Seller’s receipt thereof, all revenues collected under such grape sales contracts. Seller shall provide Buyer with reasonable documentation of all amounts collected and remitted. Buyer shall not assume any obligations under such grape sales contracts, and Seller shall indemnify, defend, and hold harmless Buyer from and against any claims to the extent arising from Seller’s performance (or failure to perform) under such contracts. Seller makes no representation or warranty regarding the actual yield, quality, or revenue to be derived from the 2026 crop. Buyer assumes all risk of loss regarding crop yield, quality, and revenue. iv. Post-2026 Harvest Season Farming Agreement. At Buyer’s sole option, Buyer may elect, prior to Close of Escrow, to enter into a Farming Agreement (“Farming Agreement”) with Farm Manager, in the form attached hereto as Exhibit A, pursuant to which Farm Manager will provide farm manager services, initially for a 1-year term commencing after the 2026 harvest period. v. Survival. The provisions of this Section shall survive the Close of Escrow. 2. Release. As set forth in Section 11 of the Auction House Rider, Buyer accepts the Property in its “AS IS, WHERE IS, WITH ALL FAULTS” condition at Closing. Buyer, having consulted with legal counsel (or, if Buyer has not consulted with legal counsel, having had and waived the opportunity to consult with legal counsel) and with full knowledge of the consequences of its actions, hereby waives the provisions of California Civil Code section 1542, which provides: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” The Release shall become operative upon and shall survive the Close of Escrow, but shall not be applicable to Seller’s performance of its obligations under this Agreement, including to convey the Property to Buyer pursuant to the provisions of the Agreement. 3. Seller’s Limited Representations and Warranties. Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

4 52486986.4 A. Except as expressly set forth in this Agreement or as required by the Laws, no representations or warranties whatsoever, and, to the maximum extent permissible, no disclosures have or will be made by Seller or any agent or representative of Seller to Buyer concerning the Property or its condition. Seller shall not be liable or bound in any manner by any verbal representations, or information pertaining to the Property, furnished by any broker or agent. B. Buyer shall have no right to bring a cause of action against Seller and/or the Seller Group or to seek indemnification for a failure to disclose or breach of a representation or warranty by Seller unless the damage to Buyer on account of such breach (individually or when combined with damages from other breaches) equals or exceeds Twenty-Five Thousand Dollars ($25,000.00) (the “Liability Floor”). Additionally, in no event shall Seller’s and the Seller Group’s liability under this Agreement exceed an amount equal to three percent (3%) of the Purchase Price (the “Liability Cap”). Notwithstanding anything to the contrary contained in this Agreement, NO CLAIM FOR A BREACH OF ANY REPRESENTATION OR WARRANTY OR COVENANT OF SELLER SHALL BE ACTIONABLE OR PAYABLE IF SUCH BREACH WAS ACTUALLY KNOWN TO OR CAUSED BY BUYER PRIOR TO CLOSING. If the breach occurs or becomes known to Buyer after Closing, a claim for a breach of any representation, warranty or covenant of Seller shall be actionable only if the claims for all such breaches collectively aggregate more than Liability Floor, in which event the full amount of such claim shall be actionable up to the Liability Cap. 4. Disclosures. Any disclosures by Seller are only made to the current actual knowledge of Harold Edwards (“Seller’s Representative”) as of the date of the Agreement and again as of the Closing, without duty of investigation or inquiry, and which knowledge shall not be imputed and shall be subject to all the information contained in the Seller’s Reports, and in no event shall Seller’s Representative have any personal liability therefor or under the Agreement. 5. Due Diligence Deliverables. With respect to documents and information to be delivered by Seller, Seller shall only be obligated to deliver due diligence documents to the extent in Seller’s actual possession, custody, or control. Buyer specifically understands and agrees that, except as otherwise expressly provided in this Agreement, to the extent Seller has delivered and does deliver (or has made or does make available) to Buyer any reports or studies prepared by or on behalf of Seller concerning the Property (collectively “Seller’s Reports”), Seller makes no covenant, representation or warranty whatsoever as to any Seller’s Reports, including, without limitation, their content, reliability, accuracy or completeness or any right of Seller to permit the use thereof by third parties and Seller shall have no liability to Buyer for any deficiencies in any such Seller’s Reports; provided, Seller represents, warrants and covenants that, to Seller’s actual knowledge (meaning only to the current actual knowledge of Seller’s Representative, without any duty of investigation or inquiry and without imputation of the knowledge of any officer, director, agent, manager, representative, employee or advisor of Seller), all Seller’s Reports are true, correct and complete copies of the reports they purport to represent. If Buyer elects, in its sole discretion, to commission any third-parties to prepare any reports, investigations or studies relating to the Property, then such reports, investigations and studies shall be commissioned by Buyer in its sole discretion and expense. Upon Seller’s request, Buyer shall promptly deliver to Seller copies of any reports, investigations or studies prepared by or on behalf of Buyer concerning the Property. Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

5 52486986.4 6. Supplemental Taxes and Assessments. Buyer shall be solely responsible for supplemental real estate taxes incurred from and after Close of Escrow. 7. Natural Hazard Disclosure. Buyer and Seller acknowledge that Seller is required to disclose if any of the Property lies within the following natural hazard areas or zones: (i) a special flood hazard area designated by the Federal Emergency Management Agency; (ii) an area of potential flooding; (iii) a very high fire hazard severity zone; (iv) a wild land area that may contain substantial forest fire risks and hazards; (v) an earthquake fault or special studies zone; or (vi) a seismic hazard zone. Buyer acknowledges that Seller will employ the services of Disclosure Source, myNHD or a similar nationally recognized company (“Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies and to report the results of its examination to Buyer in writing. The written report prepared by the Natural Hazard Expert regarding the results of its examination fully and completely discharges Seller from its disclosure obligations referred to herein, and, for the purposes of this Agreement, the provisions of Civil Code Section 1103.4 regarding the non-liability of Seller for errors and/or omissions not within its personal knowledge shall be deemed to apply, and the Natural Hazard Expert shall be deemed to be an expert dealing with matters within the scope of its expertise with respect to the examination and written report regarding the natural hazards referred to above. 8. Assignment. Buyer shall have the one-time right, upon prior written notice to Seller, to assign the Agreement to an entity affiliated with Buyer or a family member of Buyer or to a revocable trust of Buyer, but shall not otherwise assign, transfer or convey its rights and obligations under this Agreement or in the Property without the prior written consent of Seller, which consent shall not be unreasonably withheld, delayed or conditioned, and no such approved assignment shall relieve Buyer from its liability under this Agreement. Any assignee shall assume all of Buyer’s obligations hereunder and succeed to all of Buyer’s rights and remedies hereunder and any assignment and assumption must be in writing and delivered to Seller at least five (5) business days prior to the Closing Date. 9. Tax-Deferred Exchange. Buyer and/or Seller (“Exchangor”), at its option, may close the transfer of the Property as an exchange of real property qualifying under Section 1031 of the Internal Revenue Code of 1986, as amended (which may include distribution of Property tenancy-in-common interests to beneficial owners from Seller in redemption of their interest in Seller). If the Exchangor so elects, then (i) the Exchangor may delegate its obligations and assign its rights under this Agreement to a deferred exchange intermediary (an “Intermediary”); (ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Exchangor pursuant to this Agreement; (iii) such delegation and assignment shall not delay the Closing; (iv) Exchangor shall remain fully liable for its obligations under this Agreement as if such delegation and assignment shall not have taken place; and (v) Intermediary shall have no liability to the other party, notwithstanding such delegation and assignment. Notwithstanding the foregoing, either Party’s election to pursue a tax-deferred exchange shall not alter, amend, or in any way modify the terms of this Agreement, including strict compliance with all time periods and dates. Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

6 52486986.4 10. Miscellaneous. This Agreement may be executed in counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement and any amendments may be executed and then delivered by DocuSign, fax, scanned email attachment or other electronic means which shall constitute effective execution and delivery. [signatures on next page] Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

7 52486986.4 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their duly authorized representatives. BUYER: _____________________ By:__________________________________ Name: _______________________________ Its: __________________________________ SELLER: WINDFALL INVESTORS, LLC, a California limited liability company By: LIMONEIRA COMPANY, a Delaware corporation, its Manager By: _________________________ Harold Edwards, CEO Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Paul Rusnak and/or approved assignees Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

8 52486986.4 EXHIBIT A FORM OF FARMING AGREEMENT [starts on next page] Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

9 52486986.4 FARMING AGREEMENT This FARMING AGREEMENT dated as of [INSERT DATE] (“Effective Date”) is made by and between [BUYER NAME], a [BUYER ENTITY TYPE] (“Owner”) and LIMONEIRA COMPANY, a Delaware corporation, or its designated affiliate (“Manager”) (this “Agreement”). Owner and Manager are each referred to herein as a “Party” and collectively as the “Parties.” RECITALS A. Owner is the purchaser of the property commonly known as 4710 Flying Paster Lane, Paso Robles, County of San Luis Obispo, State of California (APN: 035-361-002, 035-361- 003, 035-361-004, and 035-361-005), consisting of approximately 724 acres of land, together with all improvements, fixtures, appurtenances, and related personal property (the “Property”), pursuant to that certain Purchase and Sale Agreement dated as of [INSERT DATE] (the “PSA”). B. Prior to Owner’s acquisition of the Property, Manager (through its affiliate, Windfall Investors, LLC) owned and operated the Property, which includes farming and viticultural operations associated with the cultivation and maintenance of a producing vineyard. C. The purpose of this Agreement is to establish the terms under which Manager will provide continued farm management services for the Property. IT IS THEREFORE AGREED as follows: 1. SCOPE OF SERVICES AND AUTHORITY. Manager shall exclusively provide the following services (“Services”): 1.1 Manage day-to-day farming and viticultural operations customarily associated with the cultivation, harvesting, and maintenance of a producing vineyard. Manager shall obtain Owner’s prior written approval for any single unbudgeted expenditure exceeding Two Hundred Fifty Thousand Dollars ($250,000). 1.2 Maintain customary operational records for vineyard operations, separate from any records pertaining to non-vineyard portions of the Property. 1.3 Assist Owner in negotiating and securing grape sales contracts for Owner’s account, using commercially reasonable efforts. All grape sales contracts shall be executed by and in the name of Owner, and Owner shall retain all revenue from harvests. 2 FEES AND PAYMENTS. Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

10 52486986.4 2.1 Commencing on [INSERT DATE – DATE WILL DEPEND WHETHER BUYER SELECTED OPTION A OR OPTION B IN THE PSA], Owner shall pay Manager an Annual Farm Management Fee of Two Hundred Thousand Dollars ($200,000) (based on approximately $276 per acre for 724 acres) (the “Management Fee”), payable in equal monthly installments. In addition, Owner shall reimburse Manager for all direct costs actually incurred in performing the Services, including internal labor costs (salaries, benefits, and overhead) for Manager’s employees performing the Services and all third-party expenses. On-site manager compensation, including housing valued at $4,000 per month, shall be included in the reimbursable costs. 2.2 Manager may hire, supervise, and discharge all service providers, vendors, labor, and employees needed to perform the Services. Manager may engage third-party contractors as it deems appropriate but shall not be responsible for their malfeasance, misfeasance, or acts outside the scope of their engagement. Owner shall pay all costs and fees relating to the Services monthly, within fifteen (15) days after the end of each month, upon receipt of an invoice from Manager. 2.3 Manager shall keep complete and accurate books and records supporting all invoiced amounts (“Manager Records”). With each monthly invoice, Manager shall provide copies of paid invoices and a summary of costs incurred. Owner may audit the Manager Records once per calendar year upon thirty (30) days’ prior written notice, during the Term and for one (1) year thereafter. Any audit shall not be unduly disruptive to Manager’s business. Non-employee auditors must sign nondisclosure agreements before commencing an audit. 3 TERM AND TERMINATION. 3.1 Term. This Agreement shall continue in effect for an initial term of one year and unless terminated pursuant to Section 3.2, shall automatically renew for successive one-year terms. 3.2 Early Termination. (a) Either Party may terminate this Agreement without cause upon at least thirty (30) days’ written notice. Termination shall be effective at the end of such notice period. (b) If either Party breaches this Agreement and fails to cure the breach within thirty (30) days after written notice from the non-breaching Party, the non-breaching Party may terminate this Agreement immediately upon written notice. Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

11 52486986.4 (c) If either Party files for bankruptcy, is the subject of an involuntary bankruptcy petition not dismissed within sixty (60) days, makes a general assignment for the benefit of creditors, or has a receiver appointed for substantially all of its assets, the other Party may terminate this Agreement immediately upon written notice. (d) This Agreement shall automatically terminate upon the sale of the Property to a third party. 4 INDEPENDENT CONTRACTOR. 4.1 Manager is an independent contractor. Owner is interested only in the results of the Services, and Manager shall have sole control of the manner and means of performing under this Agreement. Nothing in this Agreement creates an agency, employment, partnership, or joint venture between the Parties. 4.2 Neither Party may create or assume obligations on behalf of the other Party without that Party’s prior written consent, except as expressly provided in this Agreement. 4.3 Manager may appoint employees, agents, and representatives (“Manager’s Representatives”) as it deems appropriate. Manager’s Representatives are not employees of Owner and shall have no claim against Owner for compensation, benefits, workers’ compensation, or unemployment benefits. All costs of Manager’s Representatives are the responsibility of Manager, subject to reimbursement under Article 2. 5 RIGHT OF ENTRY. Manager and Manager’s Representatives are authorized to enter the Property at all reasonable times to perform the Services. 6 FORCE MAJEURE. Manager shall not be liable for any failure or delay in performing the Services caused by any act or omission of Owner. Neither Party shall be liable for any default or delay caused by events beyond its reasonable control, including fire, flood, acts of God, governmental action, strikes, or riots (each, a “Force Majeure Event”). The affected Party shall promptly notify the other Party and use commercially reasonable efforts to minimize the impact. If a Force Majeure Event prevents performance for more than thirty (30) days, the other Party may terminate this Agreement without liability. 7 INDEMNIFICATION. Owner shall indemnify, defend, and hold harmless Manager from all third-party claims for losses or damages arising from the Services, except to the extent caused by Manager’s negligence or willful misconduct. Manager shall indemnify, defend, Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

12 52486986.4 and hold harmless Owner from all third-party claims for losses or damages arising from the Services to the extent caused by Manager’s negligence or willful misconduct. 8 LIMITATION OF LIABILITY. Manager’s aggregate liability to Owner under this Agreement shall not exceed the lesser of (a) the actual amount of Owner’s losses; or (b) the total annual fees payable by Owner to Manager for the Services in the year the claim arose. 9 INSURANCE. Owner shall maintain liability insurance (including bodily injury and property damage) with a combined single limit of not less than One Million Dollars ($1,000,000) at all times during the Term. Certificates of insurance shall be provided to Manager upon request. 10 GENERAL PROVISIONS. The recitals set forth at the beginning of this Agreement are true and correct and incorporated into and made part of this Agreement. Any headings and labels contained in this Agreement are inserted as a matter of convenience and for reference and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any of its provisions. Whenever any notice, demand, or request is required or permitted hereunder, such notice, demand or request shall be in writing and shall be hand-delivered in person or sent by FedEx or similar national overnight delivery service to the mailing addresses set forth on the signature page of this Agreement. This Agreement shall be governed and construed under the laws of the State of California, with venue proper only in the county where the Property is located. If any term or provision of this Agreement is determined to be illegal, unenforceable, or invalid in whole or in part for any reason, such illegal, unenforceable, or invalid provision or part thereof shall be stricken from this Agreement, and such provision shall not affect the legality, enforceability, or validity of the remainder of this Agreement. If any provision or part thereof of this Agreement is stricken in accordance with the provisions of this section, then the stricken provision shall be replaced, to the extent possible, with a legal, enforceable and valid provision that is as similar in content to the stricken provision as is legally possible. The provisions of this Agreement should be liberally construed to effectuate its purpose. The language of this Agreement shall be construed simply according to its plain meaning and shall not be construed for or against any party. Wherever the context and construction so requires, all words used in the singular shall be deemed to be used in the plural, all masculine shall include the feminine and neuter, and vice versa. All exhibits attached to this Agreement are incorporated by this reference as though fully stated in this Agreement. The waiver of any breach of any provision of this Agreement by any party shall not be deemed a waiver of any proceeding or any subsequent breach, nor shall any waiver constitute a continuing waiver. If any legal proceeding, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover actual attorneys’ fees and costs, which may be determined by the judge, arbitrator or mediator in the same action or in a separate action brought for that purpose. This Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

13 52486986.4 Agreement contains the entire understanding and agreement of the Parties with respect to the subject matter hereof. This Agreement may be altered, amended or modified only by an instrument in writing, executed by the all of the parties hereto, and by no other means. This Agreement may not be modified, cancelled, superseded or changed by any oral agreement, course of conduct, waiver or estoppel. 11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. The parties to this Agreement may execute this Agreement and exchange counterparts of this Agreement by means of electronic signature (including DocuSign) or electronic mail and the parties agree that the receipt of such executed counterparts shall be binding on such parties and shall be construed as originals. [remainder of page intentionally blank; signatures follow] Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

14 52486986.4 IN WITNESS WHEREOF, the parties hereto have executed this FARMING AGREEMENT as of the Effective Date. OWNER: [BUYER NAME], a [BUYER ENTITY TYPE] By: ________________________________ Name: ______________________________ Title: _______________________________ Address: [_______________] MANAGER: LIMONEIRA COMPANY, a Delaware corporation By: ____________________________ Name: Harold Edwards Title: Chief Executive Officer Address: 1141 Cummings Road Santa Paula, CA 93060 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Paul Rusnak and/or approved assignees Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

RIDER TO THE AGREEMENT FOR THE PURCHASE AND SALE OF REAL PROPERTY EFFECTIVE DATE OF RIDER: August 15, 2026 (the “Effective Date”) PROPERTY ADDRESS: 5010 Gate 4 Road, Paso Robles, CA, 93446 5020 Gate 4 Road Paso Robles, CA 93446 4710 Flying Paster Lane Paso Robles, CA 93446 4715 Flying Paster Lane Paso Robles, CA 93446 9010 Creston Road Paso Robles, CA 93446 (the “Property”) LEGAL NAME OF SELLER: Windfall Investors, LLC, a California limited liability company by Limoneira Company, its Manager (the “Seller”) LEGAL NAME OF BUYER: (the “Buyer”) CLOSING DATE: September 14, 2026 (the “Closing Date”) CLOSING AGENT: Fidelity National Title (the “Closing Agent”) TRANSACTION CURRENCY: USD GAVEL PRICE: (the “Purchase Price”) DEPOSIT ESCROW AGENT: Ultra Escrow, a Division of Fidelity National Title (the “Deposit Escrow Agent”) EARNEST MONEY DEPOSIT: 12% of the Purchase Price (the "Earnest Money Deposit”) BUYER’S PREMIUM PERCENTAGE: 12.75% of the Purchase Price (the “Buyer’s Premium”) STARTING BID INCENTIVE: The amount of the starting bid incentive if Buyer placed a bid prior to the Auction opening (the “Starting Bid Incentive”) TITLE COMPANY/ COMMITMENT #/DATE Fidelity National Title, Commitment # FSLC-512600417, 07/06/2026 SURVEY DATE 07/23/2026 PROPERTY SUBJECT TO COMMON INTEREST ASSOCIATION(S): No If Yes, see “Addendum A” PROPERTY SALE SUBJECT TO LENDER/CREDITOR CONSENT: No If Yes, see “Addendum B” OPTION TO PURCHASE RENTAL AGREEMENT(S): Yes If Yes, see “Addendum C” SELLER SIGNATORY 1 NAME: Harold Edwards EMAIL: HEdwards@limoneira.com SELLER SIGNATORY 2 NAME: EMAIL: BUYER SIGNATORY 1 NAME: EMAIL: BUYER SIGNATORY 2 NAME: EMAIL: 1. RIDER PROVISIONS PREVAIL. This rider (this “Rider”) modifies that certain California Residential Purchase Agreement and Joint Escrow Instructions, dated as of the Effective Date August 15, 2026 , by and between Seller and Buyer (as amended, the “Contract”). IN THE EVENT OF ANY CONFLICT BETWEEN ANY OF THE PROVISIONS OF THE CONTRACT AND/OR THIS RIDER, THIS RIDER SHALL BE DEEMED TO BE PARAMOUNT AND SHALL CONTROL AND PREVAIL. 2. SALE OF PROPERTY AT AUCTION. The Buyer and Seller have entered into an agreement for the purchase and sale of the Property through a public auction process, (the “Auction”). The terms of the Contract and this Rider set forth all of the terms and conditions for the purchase and sale of the Property pursuant to the Auction. 3. DEFINITIONS. All capitalized terms used in this Rider which are not defined in this Rider shall have the meanings ascribed to them in the Contract. Buyer's Initials (________) (________) Seller’s Initials (________) (________) Page 1 Seller Name 2 Seller Email 2 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Paul Rusnak and/or approved assignees $15,000,000.00 Paul Rusnak and/or approved assignees prusnak@rusnakgroup.com Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

4. CLOSING DATE. The closing shall occur as soon as reasonably practicable following the date hereof but in no event later than September 14, 2026, and the term “Closing Date” shall be construed accordingly. 5. BUYER’S PREMIUM. The Buyer’s Premium is deemed earned by Concierge at the conclusion of the Auction. Buyer shall deliver, or cause to be delivered, to Concierge Auctions, LLC (“Concierge”) an amount equal to 12.75% of the Purchase Price (the “Buyer’s Premium”) by wire transfer of immediately available funds. Any funds Concierge received from Buyer prior to the Effective Date in payment of Buyer’s bidder deposit in accordance with Concierge’s standard bidder registration documents executed by Buyer (“Bidder Terms”) shall be credited towards Buyer’s Premium due in full by Buyer no later than Closing. To the extent that the Buyer’s Premium is less than the Minimum Fee (as defined in that certain Auction Agreement between Seller and Concierge (the “Auction Agreement”) and/or the Bidder Terms) Seller shall be required to pay to Concierge the difference between the Buyer’s Premium and the Minimum Fee and Seller irrevocably directs Closing Agent to hold and deliver such funds to Concierge upon Closing. 6. STARTING BID INCENTIVE CREDIT. If applicable, and if Buyer is eligible, as determined by the Bidder Terms, at Closing, Concierge will provide to Buyer a starting bid incentive credit against the Buyer’s Premium in connection with an applicable pre-auction starting bid. 7. EARNEST MONEY. As Buyer’s earnest money deposit for the purchase of the Property, Buyer shall deliver, or cause to be delivered, to Deposit Escrow Agent an amount equal to 12% of the Purchase Price by wire transfer of immediately available funds (the “Earnest Money Deposit”) no later than 5:00 p.m. ET on the second business day following the Effective Date. Upon Deposit Escrow Agent’s receipt of the Earnest Money Deposit, Deposit Escrow Agent shall deliver to Concierge from the Earnest Money Deposit an amount equal to one-half of the Earnest Money Deposit (such Earnest Money Deposit half, the “BP Deposit Portion”, and the remaining Earnest Money Deposit half, the “Deposit Remainder”); with respect to the BP Deposit Portion, it shall be applied to the Buyer’s Premium in accordance with Section 5 of this Rider, and with respect to the Deposit Remainder, shall be held in escrow as earnest money for the purchase of the Property and credited to the Purchase Price at Closing. For the avoidance of doubt, the Buyer’s Premium and the Deposit Remainder are two distinct amounts owed for two distinct purposes hereunder. Buyer acknowledges that upon execution of the Contract, the BP Deposit Portion and the Deposit Remainder are non-refundable except in the event the Contract is terminated due to Seller's material default. 7.1. IRREVOCABLE INSTRUCTIONS TO AGENTS. Buyer and Seller irrevocably direct Deposit Escrow Agent; (i) upon receipt of the Earnest Money Deposit, to immediately deliver to Concierge the BP Deposit Portion, which shall be credited against the Buyer's Premium owed by Buyer at Closing; and (ii) hold the Deposit Remainder as earnest money and transfer the Deposit Remainder to the Closing Agent at least 24 hours in advance of the scheduled closing of the Property; and (iii) upon Closing, deliver to Concierge any remainder of the Buyer’s Premium it may have received. Further Buyer and Seller irrevocably direct Closing Agent to deliver to Concierge any and all portions of the Buyer Premium or BP Deposit Portion it may hold or receive on behalf of Buyer, Seller, or Concierge. 8. TITLE INSURANCE/CERTAIN CLOSING COSTS. Seller shall pay for the Title Commitment and the Title Policy (each, as defined below). All other Closing costs, the recording of the Deed (as defined below), conveyance and any and all transfer and/or conveyance taxes or documentary fees and recording costs shall be paid by Buyer. In the event Buyer chooses to order title through a title company other than the Title Company (as defined below), to order a Title Upgrade (as defined below) or procure an Updated Survey (as defined below), Buyer shall be solely responsible for the costs of any related title search, and for the incremental costs for such Title Upgrade and/or Updated Survey, including any costs incurred to satisfy requirements of the applicable title company to issue each of the same. 9. TITLE 9.1. TITLE REVIEW. Prior to the Effective Date, Seller delivered to Buyer a preliminary title report issued by Fidelity National Title (referred to in this Section as the “Title Company”) as Commitment # FSLC-512600417 with an effective date of 07/06/2026, relating to the Property, together with copies of all underlying documents identified thereon (collectively, the “Title Commitment”) and the most recent survey or map of the Property (if applicable and if provided) dated 07/23/2026, (the “Existing Survey” and, together with the Title Commitment, collectively, the “Title Documents”). By Buyer’s execution hereof, Buyer (x) agrees and acknowledges that it has reviewed the Title Documents, and (y) hereby approves and accepts the Title Documents notwithstanding the Permitted Exceptions. “Permitted Exceptions” shall mean (i) subject only to the Must Remove Exceptions (as defined below), any exceptions to title to the Property disclosed by the Title Documents as of the Effective Date; (ii) liens for real estate taxes and assessments which are not yet due and payable; (iii) any liens, claims, restrictions, encumbrances or other exceptions to title to the Property which are caused by, or are the result of, any acts or omissions of Buyer, anyone claiming by, through or under Buyer or any of their respective affiliates, related parties, agents, employees or representatives, or Buyer’s Representatives (as defined below); (iv) any matters that a current, accurate Buyer's Initials (________) (________) Seller’s Initials (________) (________) Page 2 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7 survey of the Property would show; and (v) applicable zoning, building and land use laws. Seller shall provide for the Title Company’s removal, at Seller’s sole cost and expense, any mortgage, deed of trust or similar monetary lien, and any notices of record that evidence a dispute related to the Property (collectively, “Must Remove Exceptions”). Seller shall remove all Must Remove Exceptions, which shall be addressed at or prior to Closing in the manner required by the Title Company for the Title Company to delete or insure over each such Must Remove Exception in the Title Policy (as defined below) (any such Title Company requirements, the “Must Remove Exception Requirements”). 9.2. CLOSING ADJOURNMENT. Seller shall be entitled to a one-time adjournment of the Closing Date (not to exceed ten (10) days) if reasonably necessary to provide the Title Company with any Must Remove Exception Requirements by delivering written notice to Buyer of the need for such adjournment on or before the date that is three (3) business days prior to the then-scheduled Closing Date. 9.3. ENDORSEMENTS. Buyer shall be entitled to request, in its reasonable discretion, and at Buyer’s sole cost and expense, that the Title Company provide endorsements (or amendments) to the Title Policy, provided that (i) such endorsements (or amendments) shall be at no cost to, and shall impose no additional liability or obligation on, Seller; (ii) Buyer’s obligations hereunder shall not be conditioned or contingent upon Buyer’s ability to obtain any such endorsements; and (iii) the Closing shall not be delayed as a result of Buyer’s request or satisfaction of the same. The term “Title Policy” shall mean a standard owner’s title insurance policy subject to the Permitted Exceptions that are not Must Remove Exceptions, with coverage in the amount of the Purchase Price, and insuring Buyer as owner of fee simple title to the Property. Within five (5) calendar days of Seller’s written request, Buyer shall provide copies to Seller of any and all reports or studies obtained by Buyer relating to the Property at no cost to Seller, but without representation or warranty. Buyer may in its sole discretion and at its sole cost and expense obtain an Updated Survey (as such term is defined below), or upgrade to an extended coverage title insurance policy (such ALTA survey, or upgrade to the title insurance policy or any endorsements or amendments to the Title Policy that come at an additional cost, collectively and individually, a “Title Upgrade”). 9.4. SURVEY. Buyer, at Buyer’s sole cost and expense, shall have the right to (i) procure a survey for the Property if there is no Existing Survey; or (ii) cause the Existing Survey, if any, to be (A) re-certified as an ALTA survey to Buyer and/or (B) updated or otherwise modified as required by Buyer, in any case in form and substance required by Title Company in its reasonable discretion to issue at the Closing an ALTA owner’s policy of title insurance insuring Buyer’s title to the Property in the state required by this Section (as applicable, the “Updated Survey”). 10. NO CONTRACT CONTINGENCIES. By Buyer’s execution hereof, Buyer acknowledges that (a) prior to the Effective Date, Seller provided Buyer with, and Buyer received, the Disclosures (as defined below) and the Title Documents, and Seller made all disclosures required by it under applicable law; (b) all due diligence, including, but not limited to, title review, physical inspections, investigations, and environmental studies, performed by Buyer or its directors, officers, employees, affiliates, partners, members, brokers, agents or other representatives, including, without limitation, attorneys, accountants, contractors, consultants, engineers and financial advisors (collectively, the “Buyer’s Representatives”) was performed and completed prior to the Effective Date; (c) Buyer has been afforded reasonable access to the Property and the opportunity to conduct any inspections or investigations Buyer deems or deemed necessary, and has completed the same; (d) Buyer has been afforded reasonable access to the Title Documents and the Disclosures, has had sufficient time to obtain and verify information Buyer sought relative to the Property, and Buyer completed its review of the same; and (e) Buyer has completed all due diligence relating to the Property. With respect specifically to financing, the Contract and the Closing are not subject to or conditioned upon Buyer obtaining financing. Buyer represents and warrants that Buyer has or will have prior to Closing sufficient cash to consummate the transaction contemplated by the Contract. Buyer acknowledges and agrees that the Contract, including this Rider, and the transaction contemplated hereby, is not contingent upon Buyer’s completion of inspections or investigations of the Property, obtaining financing, or any other contingencies of any kind, aside from delivery of the following at or before Closing: (i) Seller’s delivery to the Title Company of a general warranty deed (the “Deed”) in favor of Buyer, and (ii) Title Company’s delivery to Buyer of the Title Policy. 11. ACCEPTANCE OF THE CONDITION OF THE PROPERTY. Buyer accepts the Property in its “AS IS, WHERE IS, WITH ALL FAULTS” condition at Closing. Buyer acknowledges that (a) it has had a sufficient opportunity to conduct all due diligence and investigation of the Property (including but not limited to title, survey, insurability, feasibility, and physical condition) that it desires as of the Effective Date; and (b) if such diligence and investigation has not been conducted as of the Effective Date, Buyer hereby waives the right to conduct same. Buyer acknowledges that it has (or shall be deemed to have) purchased the Property with full notice of the state of repair and condition of the Property. The parties acknowledge that there are no warranties, representations or collateral agreements made by or relied upon by or on behalf of either party with respect to the Property, except as provided for in the Deed. 12. CAUSES OF LOSS, INSURANCE. In the event the Property is damaged by fire, other perils or causes of loss prior to Closing (“Property Damage”), Buyer is entitled to a credit at Closing for all insurance proceeds that Seller actually receives (excluding any homeowner’s association, if applicable) resulting from damage to the Property, or Seller shall assign such insurance proceeds and rights to Buyer, and Seller shall pay the amount of any deductible provided for in the insurance policy. Such Closing credit shall Buyer's Initials (________) (________) Seller’s Initials (________) (________) Page 3 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7 not exceed the Purchase Price. If Seller has not received the insurance proceeds prior to Closing, at Seller’s election, (a) Seller may agree to either (i) extend the Closing Date to have the Property repaired prior to Closing; or (ii) assign to Buyer the right to the proceeds at Closing, if acceptable to Seller’s insurance company; or (b) the parties may enter into a written agreement requiring Seller to escrow from Seller’s sale proceeds at Closing the amount of expected insurance proceeds Seller will receive plus the amount of any deductible that applies to the insurance claim; provided, however, that such escrowed amount shall not exceed the Purchase Price. 13. CONDEMNATION. If Seller receives actual notice prior to Closing that a pending condemnation action will result in a taking of all or part of the Property, Seller must promptly notify Buyer in writing of such condemnation action. If the condemnation action will result in a taking of more than twenty percent (20%) of the total square footage of the Property, Buyer has the right, based solely on such condemnation, to terminate the Contract on or before the Closing Date. Should Buyer elect to complete the purchase of the Property despite such condemnation, Buyer is entitled to a credit at Closing for all condemnation proceeds actually awarded to Seller for the diminution in the value of the Property or otherwise, but such credit will not include relocation benefits or expenses, nor shall it exceed the Purchase Price. 14. WALK-THROUGH. Upon reasonable notice to Seller, Buyer has the right to walk through the Property one (1) time prior to Closing. Walk-through is for verification only and shall not delay or condition Closing. 15. DISCLOSURES. To the extent that Seller is obligated to deliver disclosures or other documents or information to Buyer by law or under the Contract (collectively the “Disclosures”), Buyer acknowledges having received all such Disclosures prior to the Effective Date, or Buyer hereby waives the right to such Disclosures. Buyer waives all rights to rescind the Contract or to pursue remedies or penalties against Seller (including repairs). 16. DEFAULT. 16.1. BUYER DEFAULT. NOTWITHSTANDING ANYTHING TO THE CONTRARY PROVIDED IN THE CONTRACT, IF BUYER IS IN MATERIAL DEFAULT UNDER THE TERMS OF THE CONTRACT, 16.1.1. SELLER MAY ELECT TO TERMINATE THE CONTRACT, IN WHICH CASE (I) DEPOSIT ESCROW AGENT OR CLOSING AGENT, AS APPLICABLE, SHALL DELIVER THE DEPOSIT REMAINDER TO SELLER, (II) BUYER SHALL BE RESPONSIBLE FOR THE PAYMENT OF ANY REMAINING BUYER’S PREMIUM TO CONCIERGE, AND (III) SELLER MAY RECOVER SUCH DAMAGES AS MAY BE PROPER; OR 16.1.2. SELLER MAY ELECT TO TREAT THE CONTRACT TOGETHER WITH THIS RIDER AS BEING IN FULL FORCE AND EFFECT AND SELLER SHALL HAVE THE RIGHT TO SPECIFIC PERFORMANCE OR DAMAGES OR BOTH. 16.2. SELLER DEFAULT. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE CONTRACT, IF SELLER IS IN MATERIAL DEFAULT UNDER THE TERMS OF THE CONTRACT, BUYER MAY ELECT TO TERMINATE THE CONTRACT, IN WHICH CASE, DEPOSIT ESCROW AGENT OR CLOSING AGENT, AS APPLICABLE, SHALL RETURN THE EARNEST MONEY DEPOSIT TO BUYER AND SELLER SHALL NOT HAVE ANY FURTHER LIABILITY UNDER THE CONTRACT OR THIS RIDER. 16.3. NOTICE AND CURE. With respect to any Contract default including any terms of this Rider, Buyer and Seller shall each have fifteen (15) days from such party’s receipt of written notice of default from the other party in which to cure such default. Notwithstanding anything contained in the Contract or this Rider, there shall be no notice and cure period afforded to the Buyer for any failure to timely deliver the Earnest Money Deposit or Purchase Price pursuant to the terms of the Contract and this Rider. 17. THIRD-PARTY BENEFICIARY. Seller and Buyer designate Concierge as a third-party beneficiary of the Contract and this Rider, having the right to enforce any provision that pertains to Concierge. 18. SEVERABILITY. Each of the provisions set forth herein shall apply to the fullest extent provided by applicable law. Whenever possible, each provision of the Contract together with this Rider shall be interpreted in such manner as to remain enforceable to the maximum extent permissible under and consistent with applicable law, but if any provision of the Contract or this Rider is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Contract or this Rider. 19. COUNTERPARTS. The Contract, including this Rider, may be executed in counterparts and all such counterparts shall for all purposes constitute one agreement, binding on the parties hereto, provided each of the parties has executed at least one counterpart, and each shall be deemed to be an original, notwithstanding that all parties are not signatory to the same Buyer's Initials (________) (________) Seller’s Initials (________) (________) Page 4 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7 counterpart. Signatures delivered by telecopier, facsimile or other electronic means shall be deemed to be original signatures for the purpose of the Contract, including this Rider. 20. SUCCESSORS AND ASSIGNS. The Contract, including this Rider, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Buyer may not assign any rights under the Purchase and Sale Agreement, including this Rider, without the prior written consent of Seller; provided, however, that Buyer may assign the Purchase and Sale Agreement, including this Rider, without such consent to an entity that is wholly owned by Buyer (or, if Buyer is a natural person, to an entity wholly owned by Buyer or by a trust for the benefit of Buyer or members of Buyer's immediate family). Any assignment hereunder (whether by consent or pursuant to the foregoing exception) shall be subject to the following conditions: (a) such assignment includes an assignment of Buyer's right, title, interest and obligations in, to and under the Purchase and Sale Agreement, including this Rider and the Bidder Terms, to the assignee, and such assignee agrees in writing to perform the terms and provisions of the Purchase and Sale Agreement, including this Rider and the Bidder Terms, applicable to Buyer under each; (b) Buyer and such assignee agree to be jointly and severally liable to Seller under the Purchase and Sale Agreement, including this Rider and to Concierge under the Bidder Terms; and (c) no such assignment shall delay Closing. In no event shall Buyer be relieved of any of Buyer's obligations under the Purchase and Sale Agreement, including this Rider, or under the Bidder Terms, and any provision set forth in any assignment document to the contrary shall be null and void ab initio. 21. PROPERTY RELATED CONTRACTS. 21.1. As of the Effective Date, Seller has provided Buyer notice of (a) all agreements with any entity that, or individual who (i) provides goods or services to the Property, or to whom goods or services are provided in connection with the operating business on the Property, or (ii) rents any part of the Property, specifically including (but not limited to with respect to estate management and/or housekeeping); and (b) any property management agreement and all rental agreements set forth on Addendum C attached hereto and made a part hereof (each of the agreements referenced in subsection (a) and (b) of this Section 21.1 are each referred to herein as the “Property Contracts” and each counterparty thereto, a “Property Contractor”). With respect to the Property Contracts, prior to Closing, Buyer shall have the option, but not the obligation, to do either of the following: (x) to the extent assignable and otherwise subject to the terms of each Property Contract, assume Seller’s rights and obligations thereunder (and the consideration for such assigned Property Contract(s) shall be deemed included as part of the Purchase Price); or (y) negotiate new contract terms with each such Property Contractor. Should Buyer wish to assume any applicable Property Contracts or negotiate new terms with any Property Contractor, Buyer shall provide written notice to Seller of the same (the “Intent for Property Contract Continuation”) no later than five (5) days following the Effective Date (the “Contract Notice Date”). 21.2. With respect to any Property Contract for which Buyer has not provided the Intent for Property Contract Continuation by the Contract Notice Date, or if any of the Property Contracts are, by their terms, not assignable to Buyer, (a) such Property Contracts shall not be included as part of the sale upon Closing; (b) Seller shall terminate, at Seller’s sole cost and expense, all such Property Contracts, and shall cause each Property Contractor to terminate any contracts that such Property Contractor has made regarding the Property with any third party (“Third Party Contracts”), effective on or before the Closing Date; (c) Seller shall indemnify and hold Buyer harmless from any claims, liabilities, or expenses (each, a “Claim”) related to such Property Contract and all Third Party Contracts; and (d) Seller shall indemnify and hold Buyer harmless from any Claims related to the Property Contracts that arise from acts or omissions of Seller or any Property Contractor occurring prior to the Closing Date, whether or not such Property Contracts are assumed by Buyer or terminated by Seller. This Section, including all indemnification obligations set forth herein, shall survive the Closing and delivery of the Deed. 21.3. With respect to any Property Contract for which Buyer has provided Intent for Property Contract Continuation to Seller by the Contract Notice Date, Seller shall deliver documentation to Buyer sufficient to effect such assignment as of the Closing Date; provided, however, that Seller provides no warranty, representation or guarantee that such Property Contracts will be honored by the counterparty thereto. 21.4. Notwithstanding anything to the contrary set forth in the Contract or this Rider, nothing in this Section shall create any condition or contingency to the Closing of the purchase and sale of the Property and in no way shall delay, hinder, abridge or amend the Contract or Rider with respect to (a) Buyer’s obligation to purchase, or Seller’s obligation to sell, the Property at the Purchase Price on the Closing Date, or (b) the terms and conditions otherwise set forth in the Contract or this Rider. 22. BROKERS. Seller represents and warrants that no real estate broker is engaged by or representing Seller in connection with the sale of the Property other than Patty Murphy and Christopher Atkinson of Sotheby's International Realty (collectively with such firm, the “Listing Agent”), and Buyer represents and warrants that no real estate broker is engaged by or representing Buyer in connection with the purchase of the Property other than ______________________ (if any, the “Buyer’s Broker”). Each of Seller and Buyer shall be solely responsible for the payment of all commissions and other compensation due to its own broker, except that, to the extent Buyer is represented by a Buyer’s Broker duly registered in accordance with the Bidder Terms, at Closing and out of Buyer's Initials (________) (________) Seller’s Initials (________) (________) Page 5 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

Seller’s proceeds of sale, Seller shall cause the Listing Agent to pay (or, if the listing agreement does not so provide, Seller shall pay directly) to the Buyer’s Broker a cooperating brokerage commission equal to one and a half percent (1.5%) of the Purchase Price (the “Co-Broke”), which Co-Broke shall be reflected on the Closing settlement statement, paid through the Closing Agent, and shall not be added to or increase the Purchase Price. Each of Seller and Buyer represents and warrants to the other that, other than the Listing Agent (as to Seller) and the Buyer’s Broker (as to Buyer), it has not dealt, negotiated or consulted with any real estate broker, agent, finder or similar person in connection with the Property. Each of Seller and Buyer shall indemnify, defend (by counsel reasonably satisfactory to the indemnified party) and hold harmless the other and Concierge from and against any and all claims, demands, losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and costs) arising out of (i) any breach of the foregoing representation, or (ii) any claim for a brokerage commission, finder’s fee or similar payment by any person claiming by, through or under the indemnifying party (and, in the case of Seller, including any claim by the Buyer’s Broker for the Co-Broke). The foregoing representations, warranties and indemnities shall survive the Closing and any termination of the Contract and this Rider. IN WITNESS WHEREOF, Seller and Buyer have signed this Rider as of the Effective Date. ON BEHALF OF BUYER: ON BEHALF OF SELLER: Windfall Investors, LLC Entity] By: By: Limoneira Company, its Manager Name: Name: Harold Edwards Title: Title: CEO Date Signed: Date Signed: Email: Email: HEdwards@limoneira.com Or By: By: Name: , individually Name: Title: Date Signed: Date Signed: Email: Email: Buyer's Initials (________) (________) Seller’s Initials (________) (________) Page 6 Seller Name 2 Seller Email 2 08 / 04 / 2026 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Paul Rusnak and/or approved assignees prusnak@rusnakgroup.com 08 / 17 / 2026 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

ADDENDUM A NOT APPLICABLE Buyer's Initials (________) (________) Seller’s Initials (________) (________) Page 7 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

ADDENDUM B NOT APPLICABLE Buyer's Initials (________) (________) Seller’s Initials (________) (________) Page 8 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

ADDENDUM C RENTAL AGREEMENTS/ PROPERTY MANAGEMENT AGREEMENT The following rental agreements and property management agreement, constitute Property Contracts governed by Section 21 of this Rider: Property Management Agreement:_______________________________________________________________________ Listing of Rental Agreements (attached separate listing if necessary): Rental Agreement 1. Rental Agreement 2. Rental Agreement 3. Rental Agreement 4. Rental Agreement 5. Buyer's Initials (________) (________) Seller’s Initials (________) (________) Page 9 Doc ID: 79310fdeca148c528e3a1dc64871247469af3f60 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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Paul Rusnak and/or approved assignees 08 / 17 / 2026 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

Paul Rusnak and/or approved assignees 08 / 17 / 2026 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

Paul Rusnak and/or approved assignees 08 / 17 / 2026 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

                                                       !   "#$ %&   "'($  '&   "') $* + '&,   '* + '             , ($     ) $* +       # ,%    ! "   #$# $ % & # '&()**  #+#$), &#- .  $+#+/$ #   +** $! $&+$ # 0&#- +# +#& & +# #& ) 1#/   "   )1 -         +   +  )   .    ").&  /   0   )  "0)&                 0   "1, ,, 2 0&     +  (      , -         3          /3    "1, ,,  / &, '( -##- %* 2 '&( +# ** +/3# 2*- $!+$ +/! !+ / + / 4( " $! #& +# +/! !+ + &#$+# +# +- $ $ $ ($   0 ($   0 ) $* +  0 ) $* +  0 4 5657 1       / )8 9 , :  )    "   ;< :,), 1&      =                                       = , *9) 2 * ) (//> ?/0 (@ */ 1 92>9 ))19 9> 2 / )8, > //)/> 9> 9)  0/ )  */ /A  ? 909@  11: 1@ 2 >@ ?9)9> 9> >@ )/19291  >) 19>, /  /) / (B/ 9) */ /)> .: 929/0  0?9)/ > /  /) /  >) 19>), 92 @: 0/)9/ /A    C 0?91/ 1>): > 9 / 2/))9> ,      +                     1       / )8,     0   D /  /) / (:)9>/)) )/?91/) 1,            56  .1 7  7   .1 7  7  D 23D       E      "= 2 /   & <;< > *  ) )  5566 0  C <756;  ,  ,  1 ; $JHQW9LVXDO,QVSHFWLRQ1)O\LQJ3DVWHU/Q%DUQVVKRSDQGHQYLURQPHQW -XQH 1)O\LQJ3DVWHU/Q 3DVR5REOHV :LQGIDOO,QYHVWRUV//& 1 6KRSDUHDKDVODUJHVWUXFWXUHVLQFOXGLQJDVKRSDQGHTXLSPHQWVWRUDJHEDUQV7KHVHVWUXFWXUHVDUHW\SLFDORIODUJH IDUPVDQGKDYHQRWEHHQLQVSHFWHG$OOURDGZD\VKDYHDVSKDOWFUDFNVEXWDUHLQVHUYLFHDEOHFRQGLWLRQ  0RELOH+RPH &UHVWRQ5G 'LODSLGDWHGVWUXFWXUHDQGQRWVDIHWRHQWHURULQVSHFW,WLVQRWKDELWDEOHDQGLWLV UHFRPPHQGHGWKDWLWEHUHSODFHGE\QHZRZQHUV  9HWEDUQ8QXVHGDQGGLODSLGDWHG  :LQGIDOOKDVDQXPEHURIEXLOGLQJVFRQVWUXFWHGWRVXSSRUWDPDMRUWKRURXJKEUHGKRUVHUDFLQJSURJUDPIURPVWXGWR IRDOLQJDQGIRUDFFRPPRGDWLQJUDFHKRUVHVSULRUWRUDFLQJHYHQWV&RQVWUXFWLRQRIEDUQVFRQVLVLWVRIPDVRQU\ZRRG WLPEHUVFHGDUSDQHOLQJFRSSHUVSLUHVDQGJXWWHUVHWF7KHDUHDVIROORZV 1 6WDOOLRQ%DUQ1VWDOOVEDWKVDQGILUHVXSSUHVVLRQURRP7KHEDUQLVGLUW\IURPODFNRIXVHEXWVWLOODSSHDUVWREHLQ JRRGFRQGLWLRQ7KHH[WHULRUIHQFLQJKDVGHIHUUHGPDLQWHQDQFHDQGZLOOQHHGWREHUHSDLUHGRUUHSODFHG$OOVWUXFWXUHVQHHG WREHUHSDLQWHG  <HDUOLQJ%DUQVWDOOVEDWKVILUHVXSSUHVVLRQURRP7KHEDUQLVGLUW\IURPODFNRIXVHEXWDSSHDUVWREHLQJRRG FRQGLWLRQ  )RDOLQJ%DUQ,QFOXGHV1VWDOOVLQWKHREVHUYDWLRQURRPZLWKZLQGRZVPLVVLQJ([WHULRUFRQVLVWVRIVWDOOV EDWKURRPVDQGILUHVXSSUHVVLRQURRP7KHUHLVDQDFWLYHOHDNLQDXWRPDWLFZDWHUHULQ1VWDOO  7UDLQLQJ%DUQVWDOOV1EDWK1RIILFHILUHVXSSUHVVLRQURRPVWDOOVKDYHDFWLYHOHDNVIURPDXWRPDWLFZDWHUHUV 7KHUHDUHQXPHURXVRWKHUVWUXFWXUHVLQFOXGLQJURXQGSHQVDQGUXQLQVKHGVDQGSDYLOLRQVIRUXQNQRZQXVH$OOVWUXFWXUHV KDYHGHIHUUHGSDLQWPDLQWHQDQFHDQGIHQFLQJWKDWQHHGVWREHUHSODFHGRUUHSDLUHG5RDGVKDYHFUDFNHGDVSKDOWEXWDUH VHUYLFHDEOH :LQGIDOO,QYHVWRUV//& Sotheby's International Realty - Santa Ynez, 2900 Nojoqui Avenue Los Olivos CA 93441 (805) 688-4200 4710 Flying Paster Patricia Murphy    -  - - -   - Paul Rusnak and/or approved assignees Paul Rusnak and/or approved assignees 08 / 17 / 2026 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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otheby's International Realty - Santa Ynez, 2900 Nojoqui Avenue Los Olivos CA 93441 (805) 688-4200 4710 Flying Paster Patricia Murphy    -  - - -   - Paul Rusnak and/or approved assignees Paul Rusnak and/or approved assignees 08 / 17 / 2026 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

                    ! "# $% $&!%' ()!% $ '$% *! +, -. ! '$'!/!%' , !0,!+  ()!% $ !..! , !1!/2' */ -/2.!',%& $   /  3 !4, !+ 567                                                                !"   #         !"  $    %%         !     $  & '  (  & )  *$ +$  $.,*%,$ .$( !0,!  ,  $            )         -  .        $   .  4, $.          $                           -    $     .  -                -         ..   , $  .                        .  / /  , .   $    $  $   $          /      , . ,          -       -  $         , .      $$           ,         .                        $.,*%,$ .$( +! %' !0,!  .      ,.0 1           $   1          1     $  1  $$        -  $    $$  )  -    )  &!%' % 2!-',% ,/,'$',% 0 &   .  2    $   .     $   .  -          $            .            -  .   .  ,    3   ,    /  -   $    $         .  2   * $%+ '',-8 .  ,  $           %'!,8 .  ,  $ -   )            , ..    - . .  ,   )   $         )    1'!,8 .  ,                     $    ,    $ -   )            - ..        ,      22.,$%-! $%+ # '!/ 8 .  ,        $      $      $.       . .     )  $$      $   ,   ,   $       ,9! * 2!'#  /24!/!%' 8 .  ,  $  #  .    $  - $              $       $   %4,%/!%'$. :$9$+ 8 .  ,   $       $         /       $       4     4    .  ..    **;2!'# %+,',% 8 &     .    .   $       .  ,  .. - ,  4 .             -  $   .    $           ,   $   %$.# , * &!%' , -. ! 8 *    $          .  2 -        .  ,   -      $            $     $        <)$' '), /!$% ' #8  .  2         )                         $          ' ..   ,  .  2     -   ,      $       %,                    $          $     ,   ) ,  ,   .        -                $    $ -  ,         $             ,      $         -      = > : 8 ?  < >     =  @  A  =    = 3     3 : > @ :     A  B  < >     :    < : :   <:  :@  = >    3 = >      :    =C 5 6768        '(%9': !      567  ?  B & 2 !  ;             ?  B   0 *0      ,  %  3     4 * $ (   <=< + >,     6677 " ? <@67= ,,,,  $  Paso Robles San Luis Obispo 4710 Flying Paster Ln 4710 Flying Paster LN, Paso Robles, Ca. 93447 X X 1 (primary) Sotheby's International Realty Sotheby's International Realty - Santa Ynez, 2900 Nojoqui Avenue Los Olivos CA 93441 (805) 688-4200 4710 Flying Paster Patricia Murphy   -  - - -  Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

!                    !"     A  :  3 =     = > @         :  = >  @ >  =    : >3  :  < 8%'#   . $$   0 ,4,%& /8 ,%,%& /8 C,'-)!%8  ')! /8  :$..6 '$, !1-.+,%& -//% $!$ 8 =!+/ D 8 =!+/ D 8 =!+/ D 8 =!+/ D 8 =$') D 8 =$') D 8 =$') D 8 =$') D 8     567    B & 2 !  ;               B    ,  %  3     4 * $ (   <=< + >,     6677 " ? <@67= ,,,,  $  1 (primary) Foyer to residential portion - Nothing to note N/A Gathering space that includes kitchen and dining area. Entryway has some scuff marks on wall. Entry beam has some chipped areas. Unknown if wood burning stove is operational. Nothing to note. Storage room off kitchen - damaged carpet Nothing to note 1-2 (downstairs) - Has armoire rather than closet. Window seals are either broken or mineral deposits on windows. Bedroom 2 has no closet. 3 Upstairs North - Carpet stains in bedroom and closet. 4 Upstairs South - Stains on carpet. 5-6 Primary - Stains on carpet. Hairline crack on entry wall. Junior primary - Nothing to note 1-2 (downstairs) - "men's room" Nothing to note 2 - corrosion in sink and faucet fixture. 3 (downstairs) "women's room" - Some distressed cabinetry 4-5 (upstairs ) - Nothing to note 6-7 Primary - Nothing to note Jr. Primary - Nothing to note 4710 Flying Paster   -  - - -  Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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primary) Lounge (upstairs) with kitchenette - Nothing to note Laundry - Nothing to note Conference room with desks - Ceiling crack above south facing window. Wine storage room - Nothing to note. Storage room with tech equipment - Nothing to note. Conference media room - Mineral deposits on south facing window. X N/A Deck with spa off of dining area. Nothing to note See Addendum 2 Sotheby's International Realty Patty Murphy 06/14/2026 clear and warm Giana Shain and Lee Nesbitt 4710 Flying Paster   -  - - -    Paul Rusnak and/or approved assignees 08 / 17 / 2026 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

                    ! "# $% $&!%' ()!% $ '$% *! +, -. ! '$'!/!%' , !0,!+  ()!% $ !..! , !1!/2' */ -/2.!',%& $   /  3 !4, !+ 567                                                                         ! !"#$   %        !"#$  &    !''          #     &  ( )  *  ( +  ,& -&  $.,*%,$ .$( !0,!    &            +         .  !        &     4, $.          &                           .    &       .                ..             &  !                          / /       &    &  &   &          /                  .       ..  &                &&                                            $.,*%,$ .$( +! %' !0,!  !       0 1 !          &   1 !         1     &  1  &&        ..  &    &&  +  .    +  &!%' % 2!-',% ,/,'$',% 0 (   !  2    &        &     .          &                        ..      !      3       /  .   &    &         !  2   * $%+ '',-8 !    &           %'!,8 !    & ..   +                   ..   !     +   &         +    1'!,8 !                       &        & ..   +            .              22.,$%-! $%+ # '!/ 8 !          &      &      &                +  &&      &         &       ,9! * 2!'#  /24!/!%' 8 !    &  %      &  .. &              &       &   %4,%/!%'$. :$9$+ 8 !     &       &         /       &       4     4         **;2!'# %+,',% 8 (     !        &       !     .   4               ..  &       &              &   %$.# , * &!%' , -. ! 8 ,    &          !  2 .        !     ..      &            &     &        <)$' '), /!$% ' #8 ! !  2         +                         &          )      !  2     ..         &       '                    &          &        +              .                &    & .           &                   &         ..      = > : 8 ?  < >     =  @  A  =    = 3     3 : > @ :     A  B  < >     :    < : :   <:  :@  = >    3 = >      :    =C 5 6768   !     )*!'9): #      567  ?  B ( 2 #  ;             ?  B   0 ,0        '  3     4 , & *   <=< - >     6677 $ ? <@67=   & Paso Robles San Luis Obispo 4710 Flying Paster Ln 4710 Flying Paster LN, Paso Robles, Ca. 93447 X X 2 Sotheby's International Realty Sotheby's International Realty - Santa Ynez, 2900 Nojoqui Avenue Los Olivos CA 93441 (805) 688-4200 4710 Flying Paster Patricia Murphy   -  - - -  Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

#                              !"#$     A  :  3 =     = > @         :  = >  @ >  =    : >3  :  < 8%'#    &&   0 ,4,%& /8 ,%,%& /8 C,'-)!%8  ')! /8  :$..6 '$, !1-.+,%& -//% $!$ 8 =!+/ D 8 =!+/ D 8 =!+/ D 8 =!+/ D 8 =$') D 8 =$') D 8 =$') D 8 =$') D 8     567    B ( 2 #  ;               B      '  3     4 , & *   <=< - >     6677 $ ? <@67=   &  2 Wood flooring is cracking and separated. Cracked window. Ceiling cracks in several areas. Some windows have broken seals. There is deferred paint maintenance inside and outside. Nothing to note. Nothing to note Ceiling crack 1 Door frame has cracked and peeling paint. 2 Carpet is separating and damaged 3 Carpet is damaged and separating at entry doorframe. 1 Some mildew stains in shower and along top of tile. 2 Nothing to note 4710 Flying Paster   -  - - -  Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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here is deferred maintenance for exterior paint and woodwork including fencing. Some patio cracks. This is an older farm house that has historic repairs and some deferred maintenance. It is being used as an employee residence. Sotheby's International Realty 06/14/2026 clear and warm Giana Shain and Lee Nesbitt 4710 Flying Paster   -  - - -    Paul Rusnak and/or approved assignees 08 / 17 / 2026 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

                    ! "# $% $&!%' ()!% $ '$% *! +, -. ! '$'!/!%' , !0,!+  ()!% $ !..! , !1!/2' */ -/2.!',%& $   /  3 !4, !+ 567                                                                         ! !"#$   %        !"#$  &    !''          #     &  ( )  *  ( +  ,& -&  $.,*%,$ .$( !0,!    &            +         .  !        &     4, $.          &                           .    &       .                ..             &  !                          / /       &    &  &   &          /                  .       ..  &                &&                                            $.,*%,$ .$( +! %' !0,!  !       0 1 !          &   1 !         1     &  1  &&        ..  &    &&  +  .    +  &!%' % 2!-',% ,/,'$',% 0 (   !  2    &        &     .          &                        ..      !      3       /  .   &    &         !  2   * $%+ '',-8 !    &           %'!,8 !    & ..   +                   ..   !     +   &         +    1'!,8 !                       &        & ..   +            .              22.,$%-! $%+ # '!/ 8 !          &      &      &                +  &&      &         &       ,9! * 2!'#  /24!/!%' 8 !    &  %      &  .. &              &       &   %4,%/!%'$. :$9$+ 8 !     &       &         /       &       4     4         **;2!'# %+,',% 8 (     !        &       !     .   4               ..  &       &              &   %$.# , * &!%' , -. ! 8 ,    &          !  2 .        !     ..      &            &     &        <)$' '), /!$% ' #8 ! !  2         +                         &          )      !  2     ..         &       '                    &          &        +              .                &    & .           &                   &         ..      = > : 8 ?  < >     =  @  A  =    = 3     3 : > @ :     A  B  < >     :    < : :   <:  :@  = >    3 = >      :    =C 5 6768   !     )*!'9): #      567  ?  B ( 2 #  ;             ?  B   0 ,0        '  3     4 , & *   <=< - >     6677 $ ? <@67=   & Paso Robles San Luis Obispo 4710 Flying Paster Ln 4710 Flying Paster LN, Paso Robles, Ca. 93447 X X 3 Sotheby's International Realty Sotheby's International Realty - Santa Ynez, 2900 Nojoqui Avenue Los Olivos CA 93441 (805) 688-4200 4710 Flying Paster Patricia Murphy   -  - - -  Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

#                              !"#$     A  :  3 =     = > @         :  = >  @ >  =    : >3  :  < 8%'#    &&   0 ,4,%& /8 ,%,%& /8 C,'-)!%8  ')! /8  :$..6 '$, !1-.+,%& -//% $!$ 8 =!+/ D 8 =!+/ D 8 =!+/ D 8 =!+/ D 8 =$') D 8 =$') D 8 =$') D 8 =$') D 8     567    B ( 2 #  ;               B      '  3     4 , & *   <=< - >     6677 $ ? <@67=   &  3 Front door has wood that is cracking and separating. Nothing to note Nothing to note Nothing to note 1 Nothing to note 2 Carpet is damaged at doorway 3 Nothing to note 1 Paint is peeling 2 Nothing to note 4710 Flying Paster   -  - - -  Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7

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his is an older farm house that has been renovated from historic water damage. The exterior of the structure has some deferred paint maintenance. Sotheby's International Realty Patty Murphy 06/14/2026 clear and warm Giana Shain and Lee Nesbitt 4710 Flying Paster   -  - - -    Paul Rusnak and/or approved assignees 08 / 17 / 2026 Doc ID: 8a47be38b1429ad1ed088eb7ee4bcbc704135ee7